--------------------------------------------------------------------------------

                             PREMIER GRAPHICS, INC.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         LOAN  AND  SECURITY  AGREEMENT

                             Dated: August 21, 1998

                                 $15,000,000.00


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                    DEUTSCHE FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


SECTION 1.   DEFINITIONS; RULES OF CONSTRUCTION....................   - 1 -
       1.1.  DEFINITIONS...........................................   - 1 -
             -----------
       1.2.  ACCOUNTING TERMS......................................  - 19 -
             ----------------
       1.3.  OTHER TERMS...........................................  - 19 -
             -----------
       1.4.  CERTAIN MATTERS OF CONSTRUCTION.......................  - 20 -
             -------------------------------

SECTION 2.   CREDIT  FACILITIES....................................  - 20 -
       2.1.  REVOLVER LOANS........................................  - 20 -
             --------------
       2.2.  LETTERS OF CREDIT.....................................  - 21 -
             -----------------
       2.3.  INDEMNIFICATION.......................................  - 23 -
             ---------------

SECTION 3.   INTEREST, FEES AND CHARGES............................  - 23 -
       3.1.  INTEREST..............................................  - 23 -
             --------
       3.2.  FEES..................................................  - 25 -
             ----
       3.3.  COMPUTATION OF INTEREST AND FEES......................  - 26 -
             --------------------------------
       3.4.  REIMBURSEMENT OF EXPENSES.............................  - 26 -
             -------------------------
       3.5.  BANK CHARGES..........................................  - 27 -
             ------------
       3.6.  MAXIMUM INTEREST......................................  - 27 -
             ----------------
       3.7.  ILLEGALITY............................................  - 28 -
             ----------
       3.8.  INCREASED COSTS.......................................  - 28 -
             ---------------
       3.9.  CAPITAL ADEQUACY......................................  - 29 -
             ----------------
      3.10.  FUNDING LOSSES........................................  - 29 -
             --------------

SECTION 4.   LOAN ADMINISTRATION...................................  - 30 -
       4.1.  MANNER OF BORROWING REVOLVER LOANS....................  - 30 -
             ----------------------------------
       4.2.  SPECIAL PROVISIONS GOVERNING LIBOR LOANS..............  - 31 -
             ----------------------------------------
       4.3.  REPAYMENT OF REVOLVER LOANS...........................  - 31 -
             ---------------------------
       4.4.  PAYMENT OF OTHER OBLIGATIONS..........................  - 32 -
             ----------------------------
       4.5.  APPLICATION OF PAYMENTS AND COLLECTIONS...............  - 32 -
             ---------------------------------------
       4.6.  ALL LOANS TO CONSTITUTE ONE OBLIGATION................  - 33 -
             --------------------------------------
       4.7.  LOAN ACCOUNT..........................................  - 33 -
             ------------
       4.8.  STATEMENTS OF ACCOUNT.................................  - 33 -
             ---------------------
       4.9.  MARSHALLING; PAYMENTS SET ASIDE.......................  - 33 -
             -------------------------------

SECTION 5.   TERM AND TERMINATION..................................  - 33 -
       5.1.  TERM OF AGREEMENT.....................................  - 33 -
             -----------------
       5.2.  TERMINATION...........................................  - 33 -
             -----------

SECTION 6.   COLLATERAL SECURITY...................................  - 34 -
       6.1.  GRANT OF SECURITY INTEREST IN COLLATERAL..............  - 34 -
             ----------------------------------------
       6.2.  LIEN PERFECTION; FURTHER ASSURANCES...................  - 35 -
             -----------------------------------
       6.3.  LIEN ON DEPOSIT ACCOUNTS..............................  - 35 -
             ------------------------

SECTION 7.   COLLATERAL ADMINISTRATION.............................  - 36 -
       7.1.  GENERAL...............................................  - 36 -
             -------
       7.2.  ADMINISTRATION OF ACCOUNTS............................  - 37 -
             --------------------------


       7.3.  ADMINISTRATION OF INVENTORY...........................  - 38 -
             ---------------------------
       7.4.  PAYMENT OF CHARGES....................................  - 39 -
             ------------------

SECTION 8.   REPRESENTATIONS AND WARRANTIES........................  - 39 -
       8.1.  GENERAL REPRESENTATIONS AND WARRANTIES................  - 39 -
             --------------------------------------
       8.2.  REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.......  - 43 -
             -----------------------------------------------
       8.3.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES............  - 44 -
             ------------------------------------------

SECTION 9.   COVENANTS AND CONTINUING AGREEMENTS...................  - 44 -
       9.1.  AFFIRMATIVE COVENANTS.................................  - 44 -
             ---------------------
       9.2.  NEGATIVE COVENANTS....................................  - 46 -
             ------------------
       9.3.  SPECIFIC FINANCIAL COVENANTS..........................  - 49 -
             ----------------------------

SECTION 10.  CONDITIONS PRECEDENT..................................  - 50 -
      10.1.  CONDITIONS PRECEDENT TO INITIAL LOANS.................  - 50 -
             -------------------------------------
      10.2.  CONDITIONS PRECEDENT TO EXECUTION OF LC APPLICATION...  - 51 -
             ---------------------------------------------------
      10.3.  CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.........  - 52 -
             ---------------------------------------------
      10.4.  LIMITED WAIVER OF CONDITIONS PRECEDENT................  - 52 -
             --------------------------------------

SECTION 11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.....  - 53 -
      11.1.  EVENTS OF DEFAULT.....................................  - 53 -
             -----------------
      11.2.  ACCELERATION OF THE OBLIGATIONS.......................  - 55 -
             -------------------------------
      11.3.  OTHER REMEDIES........................................  - 55 -
             --------------
      11.4.  SETOFF................................................  - 56 -
             ------
      11.5.  REMEDIES CUMULATIVE; NO WAIVER........................  - 56 -
             ------------------------------

SECTION 12.  MISCELLANEOUS.........................................  - 57 -
      12.1.  POWER OF ATTORNEY.....................................  - 57 -
             -----------------
      12.2.  INDEMNITY.............................................  - 58 -
             ---------
      12.3.  MODIFICATION OF AGREEMENT; SALE OF INTEREST...........  - 58 -
             -------------------------------------------
      12.4.  SEVERABILITY..........................................  - 58 -
             ------------
      12.5.  SUCCESSORS AND ASSIGNS................................  - 58 -
             ----------------------
      12.6.  CUMULATIVE EFFECT; CONFLICT OF TERMS..................  - 59 -
             ------------------------------------
      12.7.  EXECUTION IN COUNTERPARTS.............................  - 59 -
             -------------------------
      12.8.  NOTICE................................................  - 59 -
             ------
      12.9.  LENDER'S CONSENT......................................  - 60 -
             ----------------
     12.10.  CREDIT INQUIRIES......................................  - 60 -
             ----------------
     12.11.  TIME OF ESSENCE.......................................  - 60 -
             ---------------
     12.12.  ENTIRE AGREEMENT; EXHIBITS AND SCHEDULES..............  - 60 -
             ----------------------------------------
     12.13.  INTERPRETATION........................................  - 60 -
             --------------
     12.15.  GOVERNING LAW; CONSENT TO FORUM.......................  - 61 -
             -------------------------------
     12.16.  WAIVERS BY BORROWER...................................  - 61 -
             -------------------

                                LIST OF EXHIBITS
                                ----------------


Exhibits
--------

Exhibit A Revolving Credit Note
Exhibit B Compliance Certificate
Exhibit C Borrowing Base Certificate
Exhibit D Opinion Letter


Schedules
---------

     Borrower's and each Subsidiary's Business Locations
     Jurisdictions in which Borrower and each Subsidiary is Authorized to do
      Business
     Capital Structure of Borrower
     Corporate Names
     Tax Identification Numbers of Subsidiaries
     Patents, Trademarks, Copyrights and Licenses
     Contracts Restricting Borrower's Right to Incur Debts
     Litigation
     Capitalized and Operating Leases
     Operating Leases
     Pension Plans
     Labor Contracts
     Permitted Liens

                         LOAN  AND  SECURITY  AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT is made this 21st day of August, 1998, by and between DEUTSCHE FINANCIAL SERVICES CORPORATION (together with its successors and assigns, "Lender"), a Nevada corporation with an office at 3225 Cumberland Boulevard, Suite 700, Atlanta, Georgia 30339; and PREMIER GRAPHICS, INC. ("Borrower"), a Delaware corporation with its chief executive office and principal place of business at 6075 Poplar Avenue, Suite 401, Memphis, Tennessee 38119.

                                R E C I T A L S
                                ---------------

     Borrower has requested that Lender make revolving loans and other financial accommodations to Borrower as more fully described in this Agreement.

     Lender is willing to make such loans and other financial accommodations to Borrower, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

SECTION 1.  DEFINITIONS; RULES OF CONSTRUCTION

      1.1.  Definitions.   When used herein the following terms shall have the
            -----------
following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          Account - shall have the meaning given to "account" in the UCC.
          -------

          Account Debtor - any Person who is or may become obligated under or on
          --------------
     account of an Account.

          Accounts Formula Amount - on any date of determination thereof, an
          -----------------------
     amount equal to 85% of the net amount of Eligible Accounts on such date.
     As used herein, the phrase "net amount of Eligible Accounts" shall mean the face amount of such Accounts on any date less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with, or any interest accrued on the amount of, such Accounts at such date.

          Acquisition Consideration - with respect to any Eligible Acquisition,
          -------------------------
     the aggregate consideration and transaction costs payable in connection therewith, including customary indemnities and holdbacks, any debt owed to the applicable seller and, subject to Lender's prior consent, any Debt assumed by Borrower.

          Acquisition Loan - a Revolver Loan the proceeds of which will be used
          ----------------
     for an Eligible Acquisition.

          Acquisition Loan Availability Requirement - as of the date of the
          -----------------------------------------
     funding of an Acquisition Loan and for 60 days thereafter, the sum of (a) the Accounts Formula Amount (inclusive of Eligible Accounts to be acquired in the proposed Acquisition) and (b) the Inventory Formula Amount (inclusive of Eligible Inventory to be acquired in the proposed Acquisition), less (c) the outstanding Revolver Loan balance at any time
                   ----
     during such period, is not less than $5,000,000 as of any such date.

          Acquisition Loan Conditions - in respect of each request for an
          ---------------------------
     Acquisition Loan, each of the following:

          (i) Borrower shall have given Lender 30 days' prior notice of its intent to request an Acquisition Loan;

          (ii) Lender, in its sole discretion, shall have determined that the proposed Acquisition constitutes an Eligible Acquisition;

          (iii) As of the date of the funding of the requested Acquisition Loan (based on pro-formas prepared in connection with the proposed Acquisition in form acceptable to Lender), the sum of (a) the Accounts Formula Amount (inclusive of Eligible Accounts to be acquired in the proposed Acquisition) and (b) the Inventory Formula Amount (inclusive of Eligible Inventory to be acquired in the proposed Acquisition), less (c) the outstanding Revolver
                                            ----
     Loan balance as of such date, is $5,000,000 or more.

          Adjusted LIBOR Rate - with respect to each Interest Period for a LIBOR
          -------------------
     Loan, an interest rate per annum (rounded upwards, to the next 1/16th of 1%) equal to the quotient of (a) the LIBOR Rate in effect for such Interest Period divided by (b) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.

          Affiliate - a Person (other than a Subsidiary or GECC or an Affiliate
          ---------
     of GECC): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

          Agreement - the Loan and Security Agreement referred to in the first
          ---------
     sentence hereof and all Exhibits and Schedules hereto.

          Applicable Margin - a percentage equal to 2.25% with respect to LIBOR
          -----------------
     Loans and 0% with respect to Prime Rate Loans; provided that, commencing January 1, 1999, if there exists no Default or Event of Default, then the Applicable Margin shall be increased or decreased, based upon the Funded Debt/EBITDA Ratio, as follows:


                                                Applicable Margin          Applicable Margin for
              Funded Debt/EBITDA Ratio         for Prime Rate Loans              LIBOR Loans
              ------------------------         --------------------        ----------------------
     (i)   If the Funded Debt/EBITDA Ratio
           is equal to or greater

           than 4.25 to 1.0                                .5%          2.75%

     (ii)  If the Funded Debt/EBITDA Ratio
           is less than 4.25 to 1.0
           but is equal to or greater
           than to 3.0 to 1.0                               0%          2.25%

     (iii) If the Funded Debt/EBITDA Ratio
           is less than 3.0 to 1.0                          0%           2.0%

     The Applicable Margin shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of Borrower as measured by the Funded Debt/EBITDA Ratio for the immediately preceding 4 Fiscal Quarters of Borrower. Except as set forth in the last sentence hereof, any such increase or reduction in the Applicable Margin provided for herein shall be effective 3 Business Days after receipt by Lender of the applicable financial statements and corresponding Compliance Certificate; provided,
                                                                    --------
     however, that any reduction in the Applicable Margin shall not apply to any
     -------
     LIBOR Loans outstanding on the effective date of such reduction that have an Interest Period commencing prior to the effective date of such reduction. If the financial statements and the Compliance Certificate of Borrower setting forth the Funded Debt/EBITDA Ratio are not received by Lender by the date required pursuant to Section 9.1.3 of the Agreement, the Applicable Margin shall be determined as if the Funded Debt/EBITDA Ratio exceeds 4.25 to 1.0 until such time as such financial statements and Compliance Certificate are received and any Event of Default resulting from a failure timely to deliver such financial statements or Compliance Certificate is waived in writing by Lender; provided, however, that nothing
                                                 --------  -------
     herein shall be deemed to prevent Lender from charging interest at the Default Rate for so long as an Event of Default exists. For the final quarter of any fiscal year of Borrower, Borrower may provide the unaudited financial statements of Borrower, subject only to year-end adjustments, for the purpose of determining the Applicable Margin; provided, however, that
                                                       --------  -------
     if, upon delivery of the annual audited financial statements required to be submitted by Borrower to Lender pursuant to Section 9.1.3(i) of the Agreement, Borrower have not met the criteria for reduction of the Applicable Margin pursuant to the terms hereinabove for the final Fiscal Quarter of the Fiscal Year of Borrower then ended, then such Applicable Margin reduction shall be terminated and, effective on the first day of the month following receipt by Lender of such audited financial statements, the Applicable Margin shall be the Applicable Margin that would have been in effect if such reduction had not been implemented based upon the unaudited financial statements of Borrower for the final Fiscal Quarter of the Fiscal Year of Borrower then ended.

          Applicable Law - all laws, rules and regulations applicable to the
          --------------
     Person, conduct, transaction, covenant or Loan Documents in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

          Availability - the amount that Borrower is entitled to borrow from
          ------------
     time to time as Revolver Loans, such amount being the difference derived when the sum of the principal amount of Revolver Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) is subtracted from the Borrowing Base. If the amount of the Revolver Loans outstanding is equal to or greater than the Borrowing Base, Availability is 0.

          Availability Reserve - on any date of determination thereof, an amount
          --------------------
     equal to the sum of the following on such date: (i) a reserve for general inventory shrinkage, whether as a result of theft or otherwise, that is determined by Lender from time to time in its reasonable credit judgment based upon Borrower's historical losses due to such shrinkage; (ii) any amounts which Borrower is obligated to pay pursuant to the provisions of the Loan Documents but does not pay when due and which Lender elects to pay pursuant to any of the Loan Documents for the account of Borrower; (iii) the LC Reserve; and (iv) for so long as any Event of Default exists, such additional reserves as Lender in its sole and absolute discretion may elect to impose from time to time, without waiving any such Event of Default or Lender's entitlement to accelerate the maturity of the Obligations as a consequence thereof.

          Average Loan Balance - for any month, the amount obtained by adding
          --------------------
     the unpaid balance of Revolver Loans owing by Borrower to Lender at the end of each day for each day during the month in question and by dividing such sum by the number of days in such month that the Agreement is in effect.

          Bank - Deutsche Bank AG, New York Branch.
          ----

          Bankruptcy Code - title 22 of the United States Code.
          ---------------

          Borrowing - a Borrowing consisting of Loans made on the same day and
          ---------
     of the same Type by Lender.

          Borrowing Base - on any date of determination thereof, an amount equal
          --------------
     to the lesser of: (a) $15,000,000, minus LC Obligations outstanding on such
                                        -----
     date, or (b) an amount equal to (i) the sum of the Accounts Formula Amount plus the Inventory Formula Amount on such date minus (ii) the Availability
     ----                                           -----
     Reserve on such date.

          Borrowing Base Certificate - a Borrowing Base Certificate in the form
          --------------------------
     of EXHIBIT G attached hereto.
        ----------

          Business Day - any day excluding Saturday, Sunday and any day which is
          ------------
     a legal holiday under the laws of the State of Georgia or Missouri or is a day on which banking institutions located in such states are closed.

          Capital Expenditures - expenditures made or liabilities incurred for
          --------------------
     the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

          Capitalized Lease Obligation - any Debt represented by obligations
          ----------------------------
     under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

          Cash Equivalents - (i) marketable direct obligations issued or
          ----------------
     unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 22 months from the date of acquisition; (ii) domestic certificates of deposit and time deposits having maturities of not more than 22 months from the date of acquisition, bankers' acceptances having maturities of not more than 22 months from the date of acquisition and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-2 (or better) by Standard & Poor's Corporation or P-2 (or better) by Moody's Investors Services, Inc., and (unless issued by a Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii) above; and
     (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-2 (or better) by Standard & Poor's Corporation or P-2 (or better) by Moody's Investors Services, Inc., and having a maturity within 9 months after the date of acquisition thereof.

          CERCLA - the Comprehensive Environmental Response Compensation and
          ------
     Liability Act, 42 U.S.C. (S) 9602 et seq. and its implementing regulations.

          Chattel Paper - shall have the meaning ascribed to the term "chattel
          -------------
     paper" in the UCC.

          Claims - any and all claims, demands, liabilities, obligations,
          ------
     losses, damages, penalties, actions, judgments, suits, awards, remedial response, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys', accountants' or consultants' fees and expenses), whether arising under or in connection with the Loan Documents, under any Applicable Law (including any Environmental Law) or otherwise, that may now or hereafter be suffered or incurred by a Person.

          Closing Date - the date on which all of the conditions precedent in
          ------------
     Section 10 hereof are satisfied and the initial Loan is made or the initial LC Guaranty is issued under the Agreement.

          Collateral - all of the Property and interests in Property described
          ----------
     in Section 6 hereof, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

          Commitment Amount - $15,000,000.
          -----------------

          Commencement Date - shall mean (i) for the Original Division, for the
          -----------------
     Argus Division, and for the Jones/Phoenix Division, January 1, 1998, (ii) for each of the Phillips, Harperprints and the Hederman Divisions, April 1, 1998, and (iii) for the McQuiddy Division, May 1, 1998.

          Compliance Certificate - a Compliance Certificate to be provided by
          ----------------------
     Borrower to Lender in accordance with, and in the form annexed as EXHIBIT B
                                                                       ---------
     to, the Agreement.

          Concentration Account - the account maintained by Borrower at First
          ---------------------
     American National Bank or SunTrust Bank, N.A. in Atlanta, Georgia to which all sums received by any Collecting Bank will be consolidated and concentrated as contemplated pursuant to Section 7.2.6 hereof.

          Consolidated - the consolidation in accordance with GAAP of the
          ------------
     accounts or other items as to which such term applies.

          Cumulative Basis - the EBITDA of Parent on a Consolidated basis
          ----------------
     achieved by obtaining the sum of the EBITDA of each of the Divisions, measured (unless otherwise specified) from the respective Commencement Date for each Division, until such time as the Cumulative Measurement Period for a Division is greater than four Fiscal Quarters, at which time EBITDA of such Division shall be measured on a rolling four quarter basis.

          Cumulative Measurement Period - for any Division, the period
          -----------------------------
     commencing with the Commencement Date for such Division and ending on the date of determination of the EBITDA of such Division.

          Debt - as applied to a Person means, without duplication:  (i) all
          ----
     items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Debt is to be determined, including Capitalized Lease Obligations; (ii) all obligations of other Persons which such Person has guaranteed; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and (iv) in the case of Borrower (without duplication), the Obligations.

          Deferred Acquisition Consideration - as defined in the GECC Documents.
          ----------------------------------

          Default - an event or condition the occurrence of which would, with
          -------
     the lapse of time or the giving of notice, or both, become an Event of Default.

          Default Rate - a fluctuating rate per annum which, on any date, is
          ------------
     equal to the Prime Rate in effect for such date plus 2%.

          Deposit Account - a demand, time, savings, passbook, money market or
          ---------------
     other depository account, or a certificate of deposit, maintained Borrower with any bank, savings and loan association, credit union or other depository institution, but excluding any payroll account, other employee benefit account or trust account of Borrower.

          Distribution - in respect of any entity, (i) any payment of any
          ------------
     dividends or other distributions on Equity Interests of the entity (except distributions in such Equity Interests) and (ii) any purchase, redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made contemporaneously from the net proceeds of the sale of Equity Interests.

          Divisions - collectively, the Original Division, the Argus Division,
          ---------
     the Jones/Phoenix Division, the Hederman Division, the McQuiddy Division, Phillips and Harperprints (as each such term is defined in the GECC Documents).

          Document - shall have the meaning ascribed to the term "document" in
          --------
     the UCC.

          Dollars and the sign "$" - lawful money of the United States of
          ------------------------
     America.

          Dominion Account - a special account of Lender established by Borrower
          ----------------
     pursuant to the Agreement at a bank selected by Borrower, but acceptable to Lender in its reasonable discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

          EBITDA - for any Person for any Fiscal Quarter, without duplication,
          ------
     the sum of the following for such period determined on a Consolidated basis: (i) Net Income, plus (ii) depreciation, plus (iii) amortization,
                            ----                    ----
     plus (iv) all interest expense, plus (v) income tax expense, plus (vi)
     ----                            ----                         ----
     other non-cash charges deducted in calculating Net Income (excluding extraordinary gains and losses).

          Eligible Account - an Account arising in the ordinary course of
          ----------------
     Borrower's business from the sale of goods or rendition of services which is payable in Dollars and which Lender, in its sole discretion, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if: (i) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; (ii) it is due or unpaid more than 90 days after the original invoice date; (iii) 50% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; (iv) the total unpaid Accounts of the Account Debtor exceed 20% of the net amount of all Eligible Accounts or exceeds a credit limit established by Lender for such Account Debtor, in each case, to the extent of such excess;
     (v) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; (vi) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account or the Account otherwise is subject to any right of setoff, counterclaim, reserve or chargeback, to the extent of such offset, counterclaim, disputed amount, reserve or chargeback; (vii) it arises from a sale to an Account Debtor with its principal office, assets or place of business outside the United States; (viii) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; (ix) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Lender, so as to comply with the Assignment of Claims Act of 2940 (32 U.S.C. (S)3727 and 42 U.S.C. (S)25), or is a state, county or municipality, or a political subdivision or agency thereof and Applicable Law disallows or restricts an assignment of Accounts on which it is the Account Debtor; or (x) the Account is evidenced by chattel paper or an instrument that have not been endorsed and delivered to Lender.

          Eligible Acquisition -  any transaction or series of transactions
          --------------------
     pursuant to or as a result of which Borrower merges or consolidates with or otherwise acquire all or a substantial portion of the ownership interests or assets or properties of any Person of or a going concern business (as defined in accordance with GAAP) (an "Acquisition") with respect to which
                                           -----------
     all of the conditions set forth in Section 2.1.2 and all of the conditions set forth below have been satisfied in full:

          (a) if such Acquisition involves the purchase of stock or other ownership interests, (i) the acquired Person shall be organized and existing under the laws of, and shall have its primary place of business located in, a state of the United States, and (ii) such Acquisition shall be effected in such a manner as to ensure that the acquired Person is promptly merged into the Borrower, with the Borrower being the surviving entity;

          (b) the primary business activity of the Acquisition target is the same or substantially similar to the business activities of the Borrower (that is, commercial printing) and the Acquisition target shall have been engaged in such business for at least ten (10) years;

          (c) the aggregate Acquisition Consideration payable by the Borrower or Parent in connection with such Acquisition (other than earn-outs, customary post-closing adjustments, escrows, holdbacks, indemnities and seller notes permitted by Lender) shall be payable in full on the date of such Acquisition;

          (d) the ratio of the aggregate Acquisition Consideration payable by Borrower or Parent in connection with such Acquisition to the Acquisition target's adjusted pro forma EBITDA for the trailing twelve-month period ending the last day of the month immediately preceding the date of such Acquisition shall not exceed 5.50 to 1.00;

          (e) the amount of the Revolver Loan proceeds to be used in such Acquisition shall be no more than four (4) times the amount of the Acquisition target's adjusted pro forma EBITDA for the trailing twelve month period ending the last day of the month immediately preceding the date of such Acquisition;

          (f) the Acquisition Consideration payable by Borrower or Parent in connection with such Acquisition shall not exceed 120% of the fair market value of the Collateral to be acquired by Borrower, as determined by an independent appraiser selected by Lender;

          (g)(i) the Borrower shall not have assumed or agreed to remain liable with respect to any Debt (including any material tax or ERISA liability) of a seller, except (A) to the extent permitted under Section 9.2.3, (B) obligations of a seller incurred in the ordinary course of business and necessary or desirable to the continued operation of the underlying properties, and (C) such other Debt as Lender shall approve, the assumption of which shall constitute Acquisition Consideration, and (ii) any other such liabilities or obligations not permitted to be assumed or otherwise supported by the Borrower hereunder shall be paid in full or release as to the assets being so acquired on or before the consummation of such Acquisition;

          (h) all assets and properties acquired in connection with any such Acquisition shall be free and clear of any liens, charges and other encumbrances other than as permitted under Section 9.2.5;

          (i) no Event of Default or Default exists immediately prior to such Acquisition or would occur immediately after giving effect thereto (as determined, with respect to financial covenants, by reference to pro forma financial statements in form and substance satisfactory to Lender);

          (j) Lender and Lender's counsel shall have conducted, or caused to be conducted by Persons selected by Lender, all such due diligence reviews, audits and investigations (including without limitation, environmental audits) as they shall have deemed necessary or appropriate in connection therewith, and Lender shall be satisfied in its sole discretion with the scope and the results thereof; and

          (k) such Acquisition shall have been approved in writing by Lender in its sole and absolute discretion.

          Eligible Inventory - such Inventory of Borrower (other than packaging
          ------------------
     materials, labels and supplies) which Lender, in its sole discretion, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless: (i) it is raw materials or finished goods; (ii) it is in good, new and saleable condition; (iii) it is not slow-moving, obsolete or unmerchantable; (iv) it meets all standards imposed by any governmental agency or authority; (v) it conforms in all respects to the warranties and representations set forth in the Agreement; (vi) it is at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien;
     (vii) it is in Borrower's possession and control, situated at a location in compliance with the Agreement and is not in transit or outside the continental United States.

          Environmental Certificate - the Certificate Regarding Environmental
          -------------------------
     Matters to be executed on or about the Closing Date by one or more Senior Officers in favor of Lender.

          Environmental Laws - all federal, state and local laws, rules,
          ------------------
     regulations, codes, ordinances, programs, permits, guidance, orders and consent decrees, now or hereafter in effect and relating to health, safety or environmental matters, including the CERCLA.

          Environmental Release - a release as defined in CERCLA or under any
          ---------------------
     applicable Environmental Law.

          Equity Interest - the interest of (i) a shareholder in a corporation,
          ---------------
     (ii) a partner (whether general or limited) in a partnership (whether general, limited or limited liability), (iii) a member in a limited liability company, or (iv) any other Person having any other form of equity security.

          ERISA - the Employee Retirement Income Security Act of 1974, as
          -----
     amended, and all rules and regulations from time to time promulgated thereunder.

          Event of Default - as defined in Section 11.1 hereof.
          ----------------

          Fiscal Quarter - any of the quarterly accounting periods of Borrower
          --------------
     or Parent, as applicable.

          Fiscal Year - the fiscal year of Borrower and its Subsidiaries for
          -----------
     accounting and tax purposes.

          Fixed Charges -with respect to any Person, determined on a
          -------------
     Consolidated basis for any period the sum of (a) interest paid, and (b) all scheduled payments by such Persons for such period on the principal of Indebtedness of such Person, and (c) Deferred Acquisition Consideration paid.

          Fixed Charge Coverage Ratio - for any Person for any Fiscal Quarter,
          ---------------------------
     the ratio of (a) the EBITDA of such Person, minus the non-financed Capital
                                                 -----
     Expenditures of such Person, minus the cash taxes paid by such Person to
                                  -----
     (b) the Fixed Charges of such Person.

          Funded Debt - with respect to any Person, all of its Debt which by
          -----------
     terms of the agreement governing or instrument evidencing such Debt matures more than one year, or is directly or indirectly renewable or extendible at the option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from, the date of creation thereof, including current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include, without limitation, the Obligations and the Subordination Notes.

          GAAP - generally accepted accounting principles in the United States
          ----
     of America in effect from time to time.

          GECC - General Electric Capital Corporation, a New York corporation
          ----
     having an office at 5400 LBJ Freeway, Suite 1280, Dallas, Texas 75240.

          GECC Documents - the Second Amended and Restated Loan and Security
          --------------
     Agreement, dated on or after the date hereof, as amended, among Borrower, GECC, as agent for itself and other financial institutions who may be party thereto from time to time, and all other instruments, agreements, guarantees and documents executed or delivered in connection therewith.

          GECC Eligible Acquisition - an Eligible Acquisition as defined in the
          -------------------------
     GECC Documents.

          General Intangibles - all general intangibles of Borrower, whether now
          -------------------
     owned or hereafter created or acquired by Borrower, including all chooses in action, causes of action, company or other business records, deposit accounts, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, operational manuals, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

          Governmental Approvals - means all authorizations, consents,
          ----------------------
     approvals, licenses and exemptions of, registrations and filings with, and reports to, all national state or local government (whether domestic or foreign) and any political subdivisions thereof in any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau or entity.

          Guarantors - Parent, Harperprints and any other Person who may
          ----------
     hereafter guarantee payment or performance of the whole or any part of the Obligations.

          Guaranty Agreement - a guaranty that is at any time executed by a
          ------------------
     Guarantor in favor of Lender.

          Harperprints - Harperprints, Inc., a North Carolina corporation
          ------------

          Harperprints Advances - advances by Borrower to Harperprints made in
          ---------------------
     compliance with the provisions of Section 9.2.2. of this Agreement.

          Insolvency Proceeding - any action, case or proceeding commenced by or
          ---------------------
     against a Person, or any agreement of such Person, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its Property, (c) an assignment or trust mortgage for the benefit of creditors of such Person, or (d) the liquidation, dissolution or winding up of the affairs of such Person.

          Instrument - shall have the meaning ascribed to the term "instrument"
          ----------
     in the UCC.

          Intellectual Property - Property constituting under any Applicable Law
          ---------------------
     a patent, patent application, copyright, trademark, service mark, tradename or mask work, or license or other right to use any of the foregoing.

          Intellectual Property Claim - the assertion by any Person of a claim
          ---------------------------
     (whether asserted in writing, by action, suit or proceeding or by other means) that Borrower's ownership, use, marketing, sale or distribution of any Inventory, Intellectual Property or other Property is violative of any ownership, patent, copyright, trademark or other rights of such Person.

          Intercreditor Agreement - the Intercreditor Agreement, dated on or
          -----------------------
     about the date hereof, between GECC, as Agent, and Lender.

          Interest Coverage Ratio -  with respect to any Fiscal Quarter, the
          -----------------------
     ratio of for any period of (a) EBITDA of Parent, determined on a Consolidated basis for such period to (b) interest paid by Parent or Borrower, determined on a Consolidated basis, with respect to all Debt.

          Interest Expense - for any period the amount which would, in
          ----------------
     conformity with GAAP, be set forth opposite the caption "interest expense" or any like caption on an income statement of Borrower.

          Interest Period - as defined in Section 3.1.2 of the Agreement.
          ---------------

          Inventory - all of Borrower's inventory, whether now owned or
          ---------
     hereafter acquired, including all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

          Inventory Formula Amount - on any date of determination thereof, an
          ------------------------
     amount equal to the lesser of (i) $7,500,000 or (ii) 65% of the Value of Eligible Inventory on such date consisting of raw materials or finished goods.

          Investment Property - all Securities (whether certificated or
          -------------------
     uncertificated), security entitlements, securities, accounts, commodity contracts and commodity accounts.

          LC Application - an application to Bank, in the form approved by Bank
          --------------
     and duly executed by Borrower and Lender as co-applicants, for the issuance of a Letter of Credit.

          LC Conditions - the following conditions, the satisfaction of each of
          -------------
     which is required before Lender shall be obligated to execute any LC Application in connection with a request to Bank for the issuance of a Letter of Credit: (i) no Default or Event of Default exists; (ii) after giving effect to the issuance of the requested Letter of Credit and each Letter of Credit to be issued and for which an LC Application has been signed by Lender, the LC Obligations would not exceed $500,000, no Out-of-Formula Condition would exist, and, if no Revolver Loans are outstanding, the LC Obligations do not exceed the Borrowing Base; (iii) the expiry date of the Letter of Credit does not extend beyond the earlier to occur of 365 days from the date of issuance or 10 days prior to the last day of the Original Term or of any effective Renewal Term; and (iv) the currency in which payment is to be made under the Letter of Credit is Dollars.

          LC Documents - any and all agreements, instruments and documents
          ------------
     (other than an LC Application or an LC Guaranty) required by Bank to be executed by Borrower or any other Person and delivered to Bank for the issuance of a Letter of Credit.

          LC Guaranty - a guaranty executed by Lender in favor of Bank pursuant
          -----------
     to which Lender shall guarantee the payment or performance by Borrower of Borrower's reimbursement obligation under each Letter of Credit in respect of which Lender has joined with Borrower in executing an LC Application.

          LC Obligations - on any date of determination thereof, an amount (in
          --------------
     Dollars) equal to the sum of (i) all amounts then due and payable by any Obligor on such date by reason of any payment made on or before such date by Lender under any LC Guaranty, plus (ii) the aggregate undrawn amount of
                                      ----
     all Letters of Credit then outstanding or to be issued by Bank under an LC Application theretofore submitted to Bank.

          LC Request - a written request from Borrower to Lender for Lender to
          ----------
     join with Borrower in the execution of an LC Application for the issuance of a Letter of Credit, which shall be in the form of EXHIBIT E to the
                                                          ---------
     Agreement.

          LC Reserve - on any date of determination thereof, an amount equal to
          ----------
     the sum of (i) the aggregate LC Obligations at such time with respect to standby Letters of Credit, exclusive of any LC Obligations that are fully secured by Cash Collateral.

          Letter of Credit - a letter of credit issued by Bank for the account
          ----------------
     of Borrower.

          Leverage Ratio - for any Fiscal Quarter, the ratio of (a) the Funded
          --------------
     Debt of Parent, determined on a Consolidated basis, to (b) the EBITDA of Parent, determined on a Consolidated basis (provided that, for the purposes of this definition and to the extent applicable to the determination of the EBITDA of Parent, if the applicable Cumulative Measurement Period for any Division is comprised of fewer than four Fiscal Quarters, then the EBITDA of such Division shall be determined, to the extent necessary to obtain data for four consecutive Fiscal Quarters, by reference to the pro forma financial statements (with agreed upon add-backs) delivered in connection with the acquisition of said Division and approved by Lender).

          LIBOR Loan - a Loan, or portion thereof, during any period in which it
          ----------
     bears interest at a rate based upon the applicable Adjusted LIBOR Rate.

          LIBOR Rate -with respect to each day of an Interest Period, the rate
          ----------
     per annum equal to the rate for deposits in Dollars approximately equal in principal amount to or comparable to the amount of the LIBOR Loan to which such Interest Period relates and for a term comparable to such Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, 3 Business Days prior to the commencement of such LIBOR Loan. If at least two rates appear on such Telerate Page for such Interest Period, the "LIBOR Rate" shall be the arithmetic mean of such rates. If the "LIBOR Rate" cannot be determined in accordance with the immediately preceding sentences with respect to any Interest Period, the "LIBOR Rate" with respect to each day during such Interest Period shall be the rate per annum equal to the rate (rounded upward to the nearest 1/100th of 1%) at which the Bank is offered Dollar deposits at or about 10:00 A.M., New York City time, 3 Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations are then being conducted by the Bank on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the LIBOR Loan to be outstanding during such Interest Period. Each determination by Lender of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

          Lien - any interest in Property securing an obligation owed to, or a
          ----
     claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose hereof, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

          Loan Account - the loan account established on the books of Lender
          ------------
     pursuant to Section 4.7 hereof.

          Loan Documents - the Agreement, the Other Agreements and the Security
          --------------
     Documents.

          Loan Year - a period commencing each calendar year on the same month
          ---------
     and day as the date hereof and ending on the same month and day in the immediately succeeding calendar year, with the first such period (i.e., the
                                                                       ----
     first Loan Year) to commence on the date of this Agreement.

          Loans - all loans and advances of any kind made by Lender pursuant to
          -----
     the Agreement.

          Margin Stock - as such term is defined in Regulation U and Regulation
          ------------
     G of the Board of Governors.

          Material Adverse Effect - the effect of any event or condition which,
          -----------------------
     alone or when taken together with other events or conditions occurring or existing concurrently therewith, (a) has a material adverse effect upon the business, operations, Properties, condition (financial or otherwise) or business prospects of any Obligor; (b) has any material adverse effect whatsoever upon the validity or enforceability hereof or any of the other Loan Documents; (c) has or may be reasonably expected to have any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Lender with respect to the Collateral or any material part thereof or the priority of such Liens; (d) materially impairs the ability of Borrower or any other Obligor to perform its obligations under this Agreement, any Guaranty Agreement or any of the other Loan Documents, including repayment of the Obligations when due; or (e) materially impairs the ability of Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law.

          Material Contract - an agreement to which an Obligor is a party (other
          -----------------
     than the Loan Documents) for which breach, termination, cancellation, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect.

          Maximum Rate - the maximum non-usurious rate of interest permitted by
          ------------
     Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

          Money Borrowed - means (i) Debt arising from the lending of money by
          --------------
     any Person to Borrower; (ii) Debt, whether or not in any such case arising from the lending by any Person of money to Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Debt that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Debt of Borrower under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses
     (i) through (iii) hereof, if owed directly by Borrower.

          Multiemployer Plan - has the meaning set forth in Section 4001(a)(3)
          ------------------
     of ERISA.

          Net Income (Loss) - for any Person for any period, the aggregate net
          -----------------
     income (or loss) from continuing operations (excluding any income (or loss) included therein resulting from extraordinary items) of such Person and its Subsidiaries for such period.

          Note - the Revolver Note to be executed by Borrower in favor of Lender
          ----
     on the Closing Date in substantially the form of EXHIBIT A attached hereto.
                                                      ---------

          Obligations - all debts, liabilities, obligations, covenants and
          -----------
     duties now or at any time or times hereafter owing by Borrower to Lender, howsoever evidenced or arising, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including all of the Loans and LC Obligations and all interest payable in connection therewith and all other sums chargeable to or payable by Borrower under the Loan Documents, any other agreement heretofore or hereafter entered into by Borrower with or executed by Borrower in favor of Lender, or Applicable Law.

          Obligor - Borrower, each Guarantor and each other Person (other than
          -------
     Lender) who is at any time liable for the payment of any of the Obligations.

          Organization Documents - with respect to any Person, its charter,
          ----------------------
     certificate or articles of incorporation, articles of organization, operating agreement, partnership agreement or similar agreement or instrument governing the formation or operation of such Person.

          Original Term - as defined in Section 5.1 hereof.
          -------------

          Other Agreements - any and all agreements, instruments and documents
          ----------------
     (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower or any other Person and delivered to Lender in respect of the transactions contemplated by the Agreement, including the Intercreditor Agreement, the Subordinated Notes and the Subordination Agreements.

          Out-of-Formula Condition - as defined in Section 2.1 hereof.
          ------------------------

          Out-of-Formula Loan - a Revolver Loan made when an Out-of-Formula
          -------------------
     Condition exists or the amount of any Revolver Loan which, when funded, results in an Out-of-Formula Condition.

          Parent - Master Graphics, Inc., a Tennessee corporation.
          ------

          Parent Pledge Agreement -the Pledge Agreement, dated on or about the
          -----------------------
     date hereof, executed by Parent in favor of GECC, as agent, for the benefit of itself and Lender and certain other banks or financial institution, as from time to time amended, supplemented or modified.

          Participant - each Person who shall be granted the right by Lender to
          -----------
     participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

          Payment Items - all checks, drafts, or other items of payment payable
          -------------
     to Borrower, including proceeds of any of the Collateral.

          Permitted Lien - a Lien of a kind specified in Section 9.2.5 hereof.
          --------------

          Permitted Use - a use of proceeds of any of the Loans to pay (i) on
          -------------
     the Closing Date, Debt owing to First American National Bank, fees and expenses payable to Lender under the Agreement, and (ii) after the Closing Date, any Debt incurred in the ordinary course of Borrower's business to the extent not prohibited by the Agreement, Capital Expenditures to the extent permitted by the Loan Documents, principal and interest payments with respect to any Subordinated Debt to the extent not prohibited by the Agreement or any Subordination Agreement, Harperprint Advances, Eligible Acquisitions and any of the Obligations.

          Person - an individual, partnership, corporation, limited liability
          ------
     company, limited liability partnership, joint stock company, land trust, business trust, unincorporated organization or other form of business entity, or a government or agency or political subdivision thereof.

          Plan - an employee benefit plan now or hereafter maintained for
          ----
     employees of Borrower that is covered by Title IV of ERISA.

          Prime Rate -the "prime rate" for corporate loans from the United
          ----------
     States financial institutions, as published by The Wall Street Journal from
                                                    -----------------------
     time to time, provided that if for any reason such rate is not published by The Wall Street Journal or if Lender elects to no longer use The Wall
     -----------------------                                      --------
     Street Journal as a reference for interest rates on Prime Rate based loans
     --------------
     under this Agreement, the term "Prime Rate" shall mean the prime or base rate of interest announced publicly from time to time by Citibank, N.A. (or such other reference bank as Lender may elect) as its prime rate, which rate of interest may not be the lowest rate of interest charged by such bank for extensions of credit. Any change in an interest rate resulting from a change in the Prime Rate shall become effective on the date such change appears in The Wall Street Journal or, if the Prime Rate is no
                       -----------------------
     longer determined by reference to The Wall Street Journal, on the date the
                                       -----------------------
     applicable reference bank announces a change in its prime rate.

          Prime Rate Loan - a loan, or portion thereof, during any period in
          ---------------
     which it bears interest at a rate based upon the Prime Rate.

          Projections - Borrower's forecasted  (a) balance sheets, (b) profit
          -----------
     and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

          Properly Contested - in the case of any Debt of a Obligor (including
          ------------------
     any Tax) that is not paid as and when due or payable by reason of such Obligor's bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Debt and any Liens securing same are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) such Obligor has established appropriate reserves as shall be required in conformity with GAAP; (iii) the non-payment of such Debt during the period being contested by such Obligor will not have a Material Adverse Effect and does not and will not result in a forfeiture of, foreclosure upon or loss of any assets of such Obligor; (iv) no Lien is imposed upon any of such Obligor's assets with respect to such Debt unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Lender (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Debt results from or is determined by the entry, rendition or issuance against a Obligor or any of its assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review and such Obligor shall have established adequate reserves in accordance with GAAP for such judgment, writ, order or decree or the same is either fully insured against by an insurer that has not denied or reserved rights with respect to coverage or has been bonded to Lender's satisfaction; and (vi) if such dispute or contest is abandoned, settled or determined adversely to such Obligor, such Obligor forthwith pays such Debt and all penalties and interest in connection therewith.

          Property - any interest in any kind of property or asset, whether
          --------
     real, personal or mixed, or tangible or intangible.

          Purchase Money Debt - means and includes (i) Debt (other than the
          -------------------
     Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Debt (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

          Purchase Money Lien - a Lien upon fixed assets which secures Purchase
          -------------------
     Money Debt, but only if such Lien shall at all times be confined solely to the fixed assets acquired through the incurrence of the Purchase Money Debt secured by such Lien.

          Renewal Term - as defined in Section 5.1 hereof.
          ------------

          Reportable Event - any of the events set forth in Section 4043(b) of
          ----------------
     ERISA.

          Restricted Investment - any acquisition of Property by Borrower or any
          ---------------------
     of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of Equity Interests or Debt, or the purchase or acquisition by Borrower or any Subsidiary of any other Property, or a loan, advance, capital contribution or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of Borrower or any Subsidiary so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used in the manufacture of goods or the provision of services by Borrower or any Subsidiary in the ordinary course of business; (c) Current Assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of Borrower or any Subsidiary; (d) investments in Subsidiaries to the extent existing on the Closing Date; (e) Cash Equivalents; (f) GECC Eligible Acquisitions; and (g) Eligible Acquisitions hereunder.

          Revolver Loan - a Loan made by Lender as provided in Section 2.1
          -------------
     hereof.

          Schedule of Accounts - as defined in Section 7.2.1 hereof.
          --------------------

          Security - shall have the same meaning as in Section 2(1) of the
          --------
     Securities Act of 1933.

          Security Documents - each Guaranty Agreement, the Parent Pledge
          ------------------
     Agreement and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

          Senior Officer - the chairman of the board of directors, the
          --------------
     president, the chief operating officer or the chief financial officer of, or any in-house legal counsel to, Borrower.

          Solvent - as to any Person, such Person (i) owns Property whose fair
          -------
     saleable value is greater than the amount required to pay all of such Person's Debts (including contingent debts), (ii) is able to pay all of its Debts as such Debts mature, (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; and (iv) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

          Statutory Reserves - on any date, the percentage (expressed as a
          ------------------
     decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including, any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include, without limitation, those imposed pursuant to said Regulation D. The Statutory Reserve shall be adjusted automatically on and as of the effective date of any change in such percentage.

          Subordinated Debt - Debt of Borrower that is subordinated to the
          -----------------
     Obligations in a manner satisfactory to Lender.

          Subordinated Notes - collectively, (i) the $1,000,000 deferred
          ------------------
     compensation obligation payable June 19, 2007, pursuant to the Employment Agreement between Borrower and Dave Sutherland, (ii) the subordinated promissory notes dated the dates set forth below in the principal amounts set forth below issued by Borrower or Parent to the respective Subordinated Noteholders identified below, (iii) the subordinated earn-out promissory notes issued by Parent to the Jones Sellers (as defined in the GECC Documents) and the Phoenix Sellers (as defined in the GECC Documents) and
     (iv) any other subordinated notes issued by Borrower or Parent to a Seller (as defined in the GECC Documents) in connection with an Eligible Acquisition (other than the McQuiddy Note)(as defined in the GECC Documents), all in form and substance satisfactory to Lender:

        Amount          Date                 Subordinated Noteholder
        ------          ----                 -----------------------

     $3,750,000.00  June 19, 1997         Walter P. McMullen
     $1,000,000.00  June 19, 1997         William J. and Brenda M. Blackwell
     $  500,000.10  December 4, 1992      Jack Gammon
     $  500,000.10  December 4, 1992      Carl Nelson
     $  100,000.00  December 4, 1992      Jack Gammon
     $  300,000.06  December 4, 1992      Harold Martin
     $3,750,000.00  September 26, 1997    Argus Sellers
     $1,250,000.00  December 16,1997      Jones Sellers
     $1,150,000.00  December 16,1997      Phoenix Sellers
     $3,471,314.64  December 16,1997      Existing Phoenix Noteholders
     $  854,219.00  March 4, 1998         Phil Phillips, Jr.
     $  559,175.47  March 31, 1998        Michael G. Harper
     $  565,824.53  March 31, 1998        Michael G. Harper
     $  193,000.00  March 31, 1998        Hederman Sellers
     $1,807,000.00  March 31, 1998        Existing Hederman Noteholders


          Subordinated Noteholders - as defined in the GECC Documents.
          ------------------------

          Subordination Agreement -  collectively, the separate Subordination
          -----------------------
     Agreements among Borrower, GECC, First American National Bank and each Seller (other than the McQuiddy Sellers) and each Existing Noteholder (as defined in the GECC Documents), pursuant to which the Subordinated Notes issued to the respective Sellers and Existing Noteholders are subordinated to the prior payment and satisfaction of the Obligations, together with the acknowledgment and consent of such Sellers and Existing Noteholders that Lender, upon the funding of the initial Loan hereunder, shall have the benefit of the debt subordinations provided therein.

          Subsidiary - any Person a majority of the Equity Interests of which is
          ----------
     at the time owned, directly or indirectly, by Borrower or by one or more other Subsidiaries or by Borrower and one or more other Subsidiaries.

          Taxes - any present or future taxes, levies, imposts, duties, fees,
          -----
     assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

          Termination Date - the date on which this Agreement is terminated for
          ----------------
     any reason under Section 5 hereof.

          Type - with respect to any Loan, a Prime Rate Loan or a LIBOR Loan.
          ----

          UCC -  the Uniform Commercial Code (or any successor statute) as
          ---
     adopted and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the creation or perfection of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

          Value - with reference to the value of Eligible Inventory, value
          -----
     determined on the basis of the lower of cost or market of such Eligible Inventory, with the cost thereof calculated on a first-in, first-out basis.

          Voting Stock - Securities of any class or classes of a corporation the
          ------------
     holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

      1.2.  ACCOUNTING TERMS.  Unless otherwise specified herein, all terms of
            ----------------
an accounting character used in the Agreement shall be interpreted, all accounting determinations under the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared, in accordance with GAAP, applied on a basis consistent with the most recent audited Consolidated financial statements of Borrower and its Subsidiaries heretofore delivered to Lender and using the same method for inventory valuation as used in such audited financial statements, except for any change in which Borrower's independent public accountants concur or as required by GAAP unless (i) Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) Lender shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made. In the event of any change in GAAP that occurs after the date hereof and that is material to Borrower, Lender shall the right to require either that conforming adjustments be made to any financial covenants set forth in the Agreement, or the components thereof, that are affected by such change or that Borrower report its financial condition based on GAAP as in effect immediately prior to the occurrence of such change.

      1.3.  OTHER TERMS.  All other terms contained in the Agreement shall have,
            -----------
when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

      1.4.  CERTAIN MATTERS OF CONSTRUCTION.  The terms "herein," "hereof" and
            -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation hereof. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any Person shall mean and include the successors and permitted assigns of such Person. All references to any of the Loan Documents shall include any and all amendments or modifications thereto and any and all restatements, extensions or renewals thereof. Wherever the phrase "including" shall appear in the Agreement, such word shall be understood to mean "including, without limitation." All references to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in the Agreement. Whenever the phrase "to the best of Borrower's knowledge" or words of similar import relating to the knowledge or the awareness of Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of a Senior Officer of Borrower or (ii) the knowledge that a Senior Officer would have obtained if they had engaged in good faith and the diligent performance of their duties.

SECTION 2.  CREDIT FACILITIES

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a total credit facility of up to $15,000,000 available upon Borrower's request therefor, as follows:

      2.1.  REVOLVER LOANS.
            --------------

          2.1.1. Revolver Loans.  Lender agrees, during the term of this
                 --------------
Agreement and for so long as no Default or Event of Default exists, to make Revolver Loans to Borrower from time to time, as requested by Borrower in the manner set forth in Section 4.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time. The Revolver Loans shall be evidence by the Note and used solely for Permitted Uses. In no event shall any proceeds of any Revolver Loans be used to purchase or to carry, or to reduce, retire or refinance any Debt incurred to purchase or carry, any Margin Stock. The initial Revolver Loan shall be for an amount in excess of $250,000. If the unpaid balance of Revolver Loans outstanding at any time should exceed the Borrowing Base at such time (an "Out-of-Formula Condition"), such Revolver Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits of the Loan Documents. In the event that Lender is willing in its sole and absolute discretion to make Out-of-Formula Loans, such Out-of-Formula Loans shall be payable ON DEMAND and shall bear interest as provided in this Agreement for Revolver Loans generally or at such higher rate of interest as Lender may require as a condition to making any such Out-of-Formula Loans.

          2.1.2. Acquisition Loans.  Upon  Borrower's satisfaction of the
                 -----------------
provisions of Section 2.1.1 above and each of the Acquisition Loan Conditions, Lender agrees, during the term of this Agreement and for so long as no Default or Event of Default exists, to make Revolver Loans to Borrower for the purpose of financing Eligible Acquisitions. If the unpaid balance of such Acquisition Loans should exceed the Acquisition Loan Availability Requirement at any applicable date, the Acquisition Loans shall be payable on demand to the extent necessary to satisfy the Acquisition Loan Availability Requirement as of such date.

          2.1.3. Voluntary Reduction in Commitment.    Borrower shall have the
                 ---------------------------------
right to permanently reduce the Commitment Amount, at any time and from time to time upon written notice to Lender of such reduction, which notice shall specify the amount of such reduction, shall be irrevocable once given, shall be given at least 5 Business Days prior to the end of the month and shall be effective only upon Lender's receipt thereof. The effective date of any voluntary reduction of the Commitment Amount shall be the first day of a month following the month in which such notice is received by Lender. If the Commitment Amount is reduced to zero, then such reduction shall be deemed a termination of this Agreement by Borrower pursuant to Section 5.2.2 hereof. The Commitment Amount, once reduced, may not be reinstated without the consent of Lender.

      2.2.  LETTERS OF CREDIT.  During the period from the date hereof (but
            -----------------
excluding the 30th day prior to the last day of the Original Term or any applicable Renewal Term), and provided no Default or Event of Default exists, Lender agrees to request from Bank one or more Letters of Credit on Borrower's request therefor, subject to the following terms and conditions:

             (i) Borrower acknowledges that Bank's willingness to issue any Letter of Credit is conditioned upon Bank's receipt of (A) the LC Guaranty duly executed and delivered to Bank by Lender, (B) an LC Application with respect to the requested Letter of Credit and (C) such other instruments and agreements as Bank may customarily require for the issuance of a letter of credit of equivalent type and amount as the requested Letter of Credit. Lender shall have no obligation to execute any LC Guaranty or to join with Borrower in executing an LC Application unless (x) Lender receives from Borrower, at least three (3) Business Days prior to the date on which Borrower desires to submit such LC Application to Bank, an LC Request, and (y) each of the LC Conditions is satisfied on the date of Lender's receipt of the LC Request and at the time of the requested execution of the LC Application. Any Letter of Credit issued on the Closing Date hereof shall be for an amount in Dollars that is greater than $250,000. If Lender shall have complied with its obligations under this Section 2.2, Lender shall have no liability or obligation to Borrower for any failure or refusal by Bank to issue, for Bank's delay in issuing, or for any error of Bank in issuing any Letter of Credit.

             (ii) Letters of Credit may be requested hereunder by Borrower only if they are to be used (i) to support obligations of Borrower incurred in the ordinary course of its business, as presently conducted, on a standby basis or (ii) for such other purposes as Lender may approve from time to time in writing.

             (iii) Borrower shall comply with all of the terms and conditions imposed on Borrower by Bank, whether such terms and conditions are contained in an LC Application or in any agreement with respect thereto, and subject to the rights of Bank, Lender shall have the same rights and remedies that Bank has under any agreements that Borrower may have with Bank in addition to any rights and remedies contained in any of the Loan Documents. Borrower agrees to reimburse Bank for any draw under any Letter of Credit immediately upon demand, and to pay Bank the amount of all other liabilities and obligations payable to Bank under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right that Borrower may have at any time against Bank or any other Person. If Lender shall pay any amount under the LC Guaranty with respect to any Letter of Credit, then Borrower shall be absolutely and unconditionally obligated to pay to Lender and Borrower shall be deemed to have requested an additional Revolver Loan in the amount thereof, on the first Business Day following the date on which payment was made by Lender under such LC Guaranty, an amount equal to the amount paid by Lender under such LC Guaranty together with interest from and after the date of Lender's payment under such LC Guaranty. Borrower agrees that any claim made upon Lender by Bank under an LC Guaranty shall be conclusive on Lender and Borrower.

             (iv) Borrower assumes all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary thereof. The obligation of Borrower to reimburse Lender for any payment made by Lender under an LC Guaranty shall be absolute, unconditional and irrevocable and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit, the existence of any claim, setoff, defense or other right which Borrower may have at any time against a beneficiary of any Letter of Credit, or untimely or improper honor by Bank of any draw request under a Letter of Credit. Without limiting the generality of the foregoing, if presentation of a demand, draft or certificate or other document does not comply with the terms of a Letter of Credit and Borrower contends that, as a consequence of such noncompliance it has no obligation to reimburse Bank for any payment made with respect thereto, Borrower shall nevertheless be obligated to reimburse Lender for any payment made under the LC Guaranty with respect to such Letter of Credit, but without waiving any claim Borrower may have against Bank in connection therewith.

             (v) If any LC Obligations, whether or not then due or payable, shall for any reason be outstanding (i) at any time that an Event of Default exists, (ii) on any date that Availability is less than zero, or
     (iii) on the effective date of termination of this Agreement pursuant to
     Section 5 hereof, then Borrower shall, upon demand, forthwith deposit with Lender, in cash, an amount equal to the maximum aggregate amount of all LC Obligations then outstanding. If Borrower fails to make such deposit on Lender's demand therefor, Lender may advance such amount as a Revolver Loan (whether or not an Out-of-Formula Condition is created thereby). Such cash (together with any interest accrued thereon) shall be held by Lender in the Cash Collateral Account and may be invested, in Lender's discretion, in Cash Equivalents. Borrower hereby pledges, and grants to Lender a security interest in, all of Borrower's right, title and interest in the Cash Collateral Account and all Cash Collateral held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of the LC Obligations, whether or not then due or payable. From time to time after cash is deposited in the Cash Collateral Account, Lender may apply any Cash Collateral then held in the Cash Collateral Account to the payment of any amounts, in such order as Lender may elect to the LC Obligations, which may then be outstanding. Neither Borrower nor any other Person claiming by, through or under or on behalf of Borrower shall have any right to withdraw any of the funds held in the Cash Collateral Account, including any accrued interest, provided that upon termination of all Letters of Credit and the payment and satisfaction in full of the LC Obligations, any Cash Collateral remaining in the Cash Collateral Account shall be returned to Borrower unless an Event of Default then exists (in which event Lender may apply such funds to the payment of any other Obligations outstanding).

             (vi) No Letter of Credit shall be extended or amended in any respect that is not solely ministerial, unless all of the LC Conditions are met as though a new Letter of Credit were being requested and issued.

             (vii) In addition to and without limiting any other right or remedy of Lender contained in this Agreement or in any of the other Loan Documents, Lender shall be fully subrogated to the rights and remedies of Bank under any agreement made between Borrower and Bank, including each LC Application, relating to the issuance of any Letter of Credit, each such agreement being incorporated herein by reference, and Lender shall be entitled to exercise all such rights and remedies thereunder and under Applicable Law in such regard as fully as if it were Bank. If any Letter of Credit is drawn upon to discharge any obligation of Borrower to the beneficiary of such Letter of Credit, in whole or in part, Lender shall be fully subrogated to the rights of such beneficiary with respect to the obligation of Borrower to such beneficiary discharged with the proceeds of such Letter of Credit.

      2.3.  INDEMNIFICATION.  In addition to any other indemnity which Borrower
            ---------------
may have to Bank or Lender under this Agreement, any of the other Loan Documents or any of the LC Documents, and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify Lender from and to defend and hold Lender harmless against any and all Claims that Lender may (other than as the result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (i) the issuance of, payment or failure to pay or any performance or failure to perform under any Letter of Credit, LC Guaranty or (ii) any suit, investigation or proceeding as to which Lender is or may become a party to as a consequence, directly or indirectly, of the issuance of any Letter of Credit, any LC Guaranty or the payment or failure to pay thereunder. This indemnity shall survive payment in full of the Obligations and termination of this Agreement.

SECTION 3.  INTEREST, FEES AND CHARGES

      3.1.  Interest.
            --------

          3.1.1. Rates of Interest. Borrower agrees to pay interest in respect
                 -----------------
of all unpaid principal amounts of the Loans from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to the following applicable rate: (a) for Loans outstanding as Prime Rate Loans, the Applicable Margin plus
                                                                           ----
the Prime Rate in effect from time to
time; and (b) for Loans outstanding as LIBOR Rate Loans, the Applicable
Margin plus the relevant Adjusted LIBOR Rate for the applicable Interest
       ----
Period selected by Borrower in conformity with this Agreement. Upon determining the Adjusted LIBOR Rate for any Interest Period requested by Borrower, Lender shall promptly notify Borrower thereof by telephone and, if so requested by Borrower, confirm the same in writing. Such determination shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rate of interest for all Loans (or portions thereof) bearing interest based upon the Prime Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Prime Rate becomes effective. Interest on each Loan shall accrue from and including the date on which such Loan is made, converted to a Loan of another type or continued as a LIBOR Loan to (but excluding) the date of any repayment thereof; provided, however, that, if a Loan is repaid on the same
                       --------  -------
day made, one day's interest shall be paid on such Loan. The Prime Rate on the date hereof is 8.5% per annum and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 8.5% per annum with respect to any portion of the Loans bearing interest as a Prime Rate Loan.

          3.1.2. Interest Periods.  In connection with the making or
                 ----------------
continuation of, or conversion into, each Borrowing of LIBOR Loans, Borrower shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Loan, which interest period shall commence on the date such LIBOR Loan is made and shall end on a numerically corresponding day in the first, second or third month thereafter; provided, however, that:
                                  --------  -------

               (i) the initial Interest Period for a LIBOR Loan shall commence on the date such Loan is made (including the date of any conversion from a Loan of another Type) and each Interest Period occurring thereafter in respect of such Loan shall commence on the date on which the next preceding Interest Period expires;

               (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of LIBOR Loans would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (iii) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall expire on the last Business Day of such calendar month;

               (iv) no Interest Period with respect to any portion of principal of a Loan shall extend beyond a date on which Borrower is required to make a scheduled payment of such portion of principal;

               (v) no Interest Period shall extend beyond the last day of the Original Term or of any Renewal Term; and

               (vi) there shall be no more than four (4) Interest Periods in effect at any one time.

             3.1.3.  Conversions and Continuations.
                     -----------------------------

          (i) Borrower may on any Business Day, subject to the giving of a proper Notice of Conversion/Continuation as hereinafter described, elect (A) to continue all or any part of a LIBOR Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (B) to convert all or any part of a Loan of one Type into a Loan of another Type; provided, however, that no outstanding Loan may be converted into
              --------  -------
a LIBOR Loan or continued as a LIBOR Loan after the expiration of the Interest Period applicable thereto when any Default or Event of Default exists. Any conversion of a LIBOR Loan into a Prime Rate Loan shall be made on the last day of the Interest Period for such LIBOR Loan.

          (ii) Whenever Borrower desires to convert or continue Loans under
Section 3.1.3(i), Borrower shall give Lender written notice (or telephonic notice promptly confirmed in writing) substantially in the form of EXHIBIT D,
                                                                   ---------
signed by an authorized officer of Borrower, on the requested conversion date by 11:00 a.m., in the case of a conversion into Prime Rate Loans, and by 11:00 a.m. at least 2 Business Days before the requested conversion or continuation date, in the case of a conversion into or continuation of LIBOR Loans. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day) and whether the Loans are being converted into or continued as LIBOR Loans (and, if so, the duration of the Interest Period to be applicable thereto) or Prime Rate Loans. If, upon the expiration of any Interest Period in respect of any LIBOR Loans, Borrower shall have failed to deliver the Notice of Conversion/Continuation, Borrower shall be deemed to have elected to convert such LIBOR Loans to Prime Rate Loans.

          3.1.4. Interest Rate Not Ascertainable.  If Lender shall determine
                 -------------------------------
(which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or Lender's or Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Lender shall forthwith give notice (by telephone confirmed in writing) to Borrower of such determination. Until Lender notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lender to make LIBOR Loans shall be suspended, and such affected Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Prime Rate Loans.

          3.1.5. Default Rate of Interest.  Interest shall accrue at the Default
                 ------------------------
Rate (i) with respect to the principal amount of any portion of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) that is not paid on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise), until such amount is paid in full, and (ii) with respect to the principal amount of all of the Obligations (and, to the extent permitted by Applicable Law, all past due interest), upon the earliest to occur of (x) Borrower's receipt of notice of Lender's election to charge the Default Rate based upon the existence of any Event of Default or (y) the commencement by or against Borrower of an Insolvency Proceeding, whether or not under the circumstances described in either clause (i) or (ii) hereof Lender elects to accelerate the maturity or demand payment of any of the Obligations. To the fullest extent permitted by Applicable Law, the Default Rate shall apply and accrue on any judgment entered with respect to any of the Obligations and with respect to the unpaid principal amount of the Obligations during any Insolvency Proceeding of Borrower. Borrower acknowledges that the cost and expense to Lender attendant upon the occurrence of an Event of Default are difficult to ascertain or estimate and that the Default Rate is a fair and reasonable estimate to compensate Lender for such added cost and expense.

      3.2.  FEES.
            ----

          3.2.1. Origination Fee.  Borrower shall pay to Lender an origination
                 ---------------
fee of $ 100,000, which shall be paid concurrently with funding of the initial Loan hereunder.

          3.2.2. Unused Line Fee.  Borrower shall pay to Lender a monthly fee
                 ---------------
equal to .125% per annum of the amount by which the Average Loan Balance for any month (or portion thereof that this Agreement is in effect) is less than $15,000,000, such fee to be paid on the first day of the following month; but if this Agreement is terminated on a day other than the first day of a month, then any such fee payable for the month in which termination shall occur shall be paid on the effective date of such termination.

          3.2.3. Audit and Appraisal Fees.  Borrower shall reimburse Lender for
                 ------------------------
all costs and expenses incurred in connection with audits and appraisals of any Obligor's books and records and such other matters as Lender shall deem appropriate. At any time when an Event of Default does not exist, Borrower shall not be obligated to reimburse Lender for such costs and expenses in excess of $3,000 per location per year.

          3.2.4.  Letter of Credit Charges. Borrower shall pay to Bank all fees
                  ------------------------
and charges associated with Bank's issuance, renewal, amendment and administration of each Letter of Credit as follows.

               (1) for Bank's issuance of a standby Letter of Credit, a fee equal to the greater of (a) $200 or (b) 2.0% per annum of the face amount of such Letter of Credit, payable upon the issuance date and on each anniversary of such date thereafter for so long as such Letter of Credit remains outstanding;

               (2) for Bank's issuance of a documentary Letter of Credit, a fee equal to the greater of (a) $200 or (b) 1.0% per annum of the face amount of such Letter of Credit, payable upon the issuance date and on each anniversary of such date thereafter for so long as such Letter of Credit remains outstanding;

               (3) for Bank's amendment of a Letter of Credit, a fee of $75 and for Bank's renewal or cancellation of a Letter of Credit, a fee of $100.

          3.2.5. General Provisions Relating to Fees.  All fees shall be fully
                 -----------------------------------
earned by Lender when due and payable and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to refund, rebate or proration. All fees provided for in Section 3.2 hereof are and shall be deemed to be for compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.

      3.3.  COMPUTATION OF INTEREST AND FEES.  All interest, fees and other
            --------------------------------
charges hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all Payment Items received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the first Business Day after receipt by Lender of such items in Lender's account located in Atlanta, Georgia, and Lender shall be deemed to have received such Payment Item on the date specified in Section 4.5 hereof.

      3.4.  REIMBURSEMENT OF EXPENSES.  If, at any time or times regardless of
            -------------------------
whether or not an Event of Default then exists, Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or, in the event the Commitment Amount is increased after the date hereof, any sale or attempted sale of any interest herein to a Participant; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including the Account Debtors; or (v) any attempt to inspect (subject to limits as may be applicable under Section 3.2.3 hereof), verify, protect, preserve, perfect or continue the perfection of Lender's Liens upon, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such reasonable legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrower. All amounts chargeable to Borrower under this Section 3.4 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender. Borrower shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.

      3.5.  BANK CHARGES.  Borrower shall pay to Lender, ON DEMAND, any and all
            ------------
fees, costs or expenses which Lender or any Participant pays to a bank or other similar institution (including, any fees paid by Lender to any Participant) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender or any Participant, of proceeds of Loans made by Lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by Lender or any Participant, of any check or item of payment received or delivered to Lender or any Participant on account of the Obligations. Borrower acknowledges and agrees that Lender may charge such costs, fees and expenses to Borrower based upon Lender's good faith estimate of such costs, fees and expenses as they are incurred by Lender, subject to later adjustment for the amount actually incurred.

      3.6.  MAXIMUM INTEREST.  Regardless of any provision contained in any of
            ----------------
the Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Lender pursuant to the terms of any of the Loan Documents and that are deemed interest under Applicable Law exceed the highest rate permissible under any Applicable Law. No agreements, conditions, provisions or stipulations contained in any of the Loan Documents or the exercise by Lender of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the Loan Documents, or the prepayment by Borrower of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrower be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of any such acceleration. Borrower recognizes that, with fluctuations in the rates of interest set forth in Section 3.1.1 of this Agreement and the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Lender hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by Applicable Law. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received from Borrower in connection with any of the Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrower and Lender shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section 3.6.

      3.7.  ILLEGALITY.  Notwithstanding anything to the contrary contained
            ----------
elsewhere in this Agreement, if (i) any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for Lender to make or maintain a LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to a LIBOR Loan or (ii) at any time Lender determines that the making or continuance of any LIBOR Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of Lender or Bank in such market, then, by written notice to Borrower, Lender may (1) declare that LIBOR Loans will not thereafter be made by Lender, whereupon any request by Borrower for a LIBOR Loan shall be deemed a request for a Prime Rate Loan unless Lender's declaration shall be subsequently withdrawn; and (2) require that all outstanding LIBOR Loans made by Lender be converted to Prime Rate Loans, under the circumstances of clause (i) or (ii) of this Section 3.7 insofar as Lender determines the continuance of LIBOR Loans to be impracticable, in which event all such LIBOR Loans shall be automatically converted to Prime Rate Loans as of the date of Borrower's receipt of the aforesaid notice from Lender.

      3.8.  INCREASED COSTS.  If, by reason of (a) the introduction of or any
            ---------------
change (including any change by way of imposition or increase of Statutory Reserves or other reserve requirements) in or in the interpretation of any law or regulation, or (b) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

             (i) Lender shall be subject after the date hereof to any Taxes, duty or other charge with respect to any LIBOR Loan or its obligation to make LIBOR Loans, or a change shall result in the basis of taxation or payment to Lender of the principal of or interest on its LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of tax on the overall net income of Lender imposed by the jurisdiction in which Lender's principal executive office is located); or

             (ii) any reserve (including any imposed by the Board of Governors), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender shall be imposed or deemed applicable or any other condition affecting its LIBOR Loans or its obligation to make LIBOR Loans shall be imposed on Lender or the London interbank market;

and as a result thereof there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining LIBOR Loans (except to the extent already included in the determination of the applicable Adjusted LIBOR Rate for LIBOR Loans), or there shall be a reduction in the amount received or receivable by Lender, then Borrower shall from time to time, upon written notice from and demand by Lender (with a copy of such notice and demand to Lender), pay to Lender, within 5 Business Days after the date specified in such notice and demand, an additional amount sufficient to indemnify Lender against such increased cost. A certificate as to the requirement that imposes the increased cost, the amount of such increased cost and showing in reasonable detail the basis for the computation thereof submitted to Borrower by Lender, shall, absent manifest error, be final, conclusive and binding for all purposes.

     If Lender shall advise Borrower at any time that, because of the circumstances described hereinabove in this Section 3.8 or any other circumstances arising after the date of this Agreement affecting Lender or the London interbank market or Lender's or Bank's position in such market, the Adjusted LIBOR Rate, as determined by Lender, will not adequately and fairly reflect the cost to Lender of funding LIBOR Loans, then, and in any such event:

          (i) Lender shall forthwith give written notice to Borrower of such event;

          (ii) Borrower's right to request and Lender's obligation to make LIBOR Loans shall be immediately suspended and Borrower's right to continue a LIBOR Loan as such beyond the then applicable Interest Period shall also be suspended; and

          (iii) Lender shall make a Prime Rate Loan as part of the requested Borrowing of LIBOR Loans, which Prime Rate Loan shall, for all purposes, be considered part of such Borrowing.

     For purposes of this Section 3.8, all references to Lender shall be deemed to include any bank holding company or bank parent of Lender.

      3.9.  CAPITAL ADEQUACY.  If after the date hereof Lender determines that
            ----------------
(a) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such Applicable Law, any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by Lender or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on Lender's capital to a level below that which Lender could have achieved (taking into consideration Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of Lender's commitment to make the Loans pursuant hereto by any amount deemed by Lender to be material, Borrower shall pay to Lender, as an additional fee from time to time, on demand, such amount as Lender certifies to be the amount that will compensate Lender for such reduction. A certificate of Lender claiming entitlement to compensation as set forth herein will be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to Lender (including the basis for Lender's determination of such amount), and the method by which such amounts were determined. In determining such amount, Lender may use any reasonable averaging and attribution method. For purposes of this Section 3.9, all references to Lender shall be deemed to include any bank holding company or bank parent of Lender.

      3.10.   FUNDING LOSSES.  Borrower shall be obligated to compensate Lender,
             --------------
upon Lender's written request (which request shall set forth the basis for requesting such amounts and shall, absent manifest error, be final, conclusive and binding upon all parties hereto), for all losses, expenses and liabilities (including any interest paid by Lender to lenders of funds borrowed by Lender to make or carry its LIBOR Loans to the extent not recovered by Lender in connection with the re-employment of such funds), which Lender may sustain: (i) if for any reason (other than a default by Lender) a Borrowing of, or conversion to or continuation of, LIBOR Loans does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/ Continuation (whether or not withdrawn), (ii) if any repayment (including any conversions pursuant to Section
3.1.3 hereof) of any its LIBOR Loans occurs on a date that is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, Borrower defaults in its obligation to repay LIBOR Loans when required by the terms of this Agreement. For purposes of this Section 3.10, all references to Lender shall be deemed to include any bank holding company or bank parent of Lender. The calculations of all amounts payable to Lender under this Section 3.10 shall be made as though Lender had actually funded or committed to fund its LIBOR Loan through the purchase of an underlying deposit in an amount equal to the amount of such LIBOR Loan and having a maturity comparable to the relevant Interest Period for such LIBOR Loan; provided, however, Lender may fund its LIBOR Loans
                            --------  -------
in any manner it deems fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 3.10.

SECTION 4.  LOAN ADMINISTRATION

      4.1.  MANNER OF BORROWING REVOLVER LOANS.  Borrowings under the credit
            ----------------------------------
facility established pursuant to Section 1.1 hereof shall be as follows:

               4.1.1. Notice of Borrowing.
                      -------------------

          (i) Whenever Borrower desires to obtain a Revolver Loan under Section
2.1 of this Agreement (other than a Borrowing resulting from a conversion or continuation pursuant to Section 3.1.3), Borrower shall give Lender prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of EXHIBIT C annexed hereto and signed by an authorized officer of Borrower. Such
---------
Notice of Borrowing shall be given by Borrower to Lender no later than 11:00 a.m Atlanta, Georgia time. (a) on the Business Day of the requested funding date of such Borrowing, in the case of a Prime Rate Loan, and (b) at least 2 Business Days prior to the requested funding date of such Borrowing, in the case of a LIBOR Loan. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Revolver Loans made by Lender on the Closing Date shall be in the principal amount of at least $250,000 and shall be made as Prime Rate Loans and thereafter may be made or continued as, or converted into, Prime Rate Loans or LIBOR Loans. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day), (c) whether the Borrowing is to consist of Prime Rate Loans or LIBOR Loans, (d) in the case of LIBOR Loans, the duration of the Interest Period to be applicable thereto, and (e) the account of Borrower to which the proceeds of such Borrowing are to be disbursed. Borrower may not request any LIBOR Loans if a Default or Event of Default exists.

          (ii) Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest, fees or other charges shall be deemed irrevocably to be a request for Revolver Loans on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges, and the proceeds of such Revolver Loans may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as Prime Rate Loans. Lender shall have no obligation to Borrower to honor any deemed request for a Revolver Loan, but may do so in its discretion without regard to the existence or creation of, and without being deemed to have waived, any Default, Event of Default or Out-of-Formula Condition.

          (iii) As an accommodation to Borrower, Lender may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower; provided, however,
                                                             --------  -------
that Borrower shall confirm each such telephonic request for a Borrowing of LIBOR Loans by delivery of the required Notice of Borrowing to Lender by facsimile transmission promptly, but in no event later than 5:00 p.m. on the same day. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall not have any liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall not have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

          4.1.2.  Disbursement Authorization.  Borrower hereby irrevocably
                  --------------------------
authorizes Lender to disburse the proceeds of each Revolver Loan requested, or deemed to be requested pursuant to Section 4.1.1, as follows: (i) the proceeds of each Revolver Loan requested under Section 4.1.1(i) shall be disbursed by Lender in accordance with the terms of the written disbursement letter from Borrower in the case of the initial Borrowing, and, in the case of each subsequent Borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolver Loan requested under Section 4.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

      4.2.  SPECIAL PROVISIONS GOVERNING LIBOR LOANS.
            ----------------------------------------

          4.2.1. Number of LIBOR Loans.  In no event may the number of LIBOR
                 ---------------------
Loans outstanding at any time to Lender exceed four (4).

          4.2.2. Minimum Payments.  Each election of LIBOR Loans pursuant to
                 ----------------
Section 4.1.1(i), and each continuation of or conversion to LIBOR Loans pursuant to Section 3.1.3 hereof, shall be in a minimum amount of $500,000 with respect to any portion of the Loans that bear interest as a LIBOR Loan and integral multiples of $100,000 in excess of that amount.

          4.2.3. LIBOR Lending Office.  Lender's initial LIBOR Lending Office
                 --------------------
is set forth opposite its name on the signature pages hereof. Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Loans to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of Borrower for increased costs or expenses under Sections 3.8, 3.9, 3.10 or otherwise resulting solely from such designation or transfer. Increased costs for expenses resulting from a change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

      4.3.  REPAYMENT OF REVOLVER LOANS.
            ---------------------------

          4.3.1. Payment of Principal.  The outstanding principal amounts
                 --------------------
with respect to the Revolver Loans shall be due and payable in Dollars without any offset or counterclaim as follows:

          (i) Any portion of the Revolver Loans consisting of the principal amount of Prime Rate Loans shall be paid by Borrower to Lender, unless timely converted to a LIBOR Loan in accordance with this Agreement, immediately upon
(a) each receipt by Borrower or Lender of any proceeds or payments of any of the Collateral, to the extent of such proceeds or payments, and (b) the Termination Date.

          (ii) Any portion of the Revolver Loans consisting of the principal amount of LIBOR Loans shall be paid by Borrower to Lender, unless converted to a Prime Rate Loan or continued as a LIBOR Loan in accordance with the terms of this Agreement, upon the earlier of (a) the last day of the Interest Period applicable thereto or (b) the Termination Date. In no event shall Borrower be authorized to pay any LIBOR Loan prior to the last day of the Interest Period applicable thereto unless (x) otherwise agreed in writing by Lender or Borrower is otherwise expressly authorized or required by any other provision of this Agreement to pay any LIBOR Loan outstanding on a date other than the last day of the Interest Period applicable thereto, and (y) Borrower pays to Lender concurrently with any prepayment of a LIBOR Loan any amount due Lender under
Section 3.10 hereof as a result of such prepayment.

          (iii) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Out-of-Formula Condition shall exist, Borrower shall, ON DEMAND, repay the outstanding Revolver Loans that are Prime Rate Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all Revolver Loans by an amount equal to such excess; and, if such payment of Prime Rate Loans is not sufficient to cure the Out-of-Formula Condition, then Borrower shall immediately either (a) deposit with Lender, for application to any outstanding Revolver Loans bearing interest as LIBOR Loans as the same become due and payable at the end of the applicable Interest Periods, cash in an amount sufficient to cure such Out-of-Formula Condition to be held by Lender, but subject to Lender's Lien thereon and rights of offset with respect thereto, or
(b) pay the Revolver Loans outstanding that bear interest as LIBOR Loans to the extent necessary to cure such Out-of-Formula Condition and also pay to Lender any and all amounts required by Section 3.10 hereof to be paid by reason of the prepayment of a LIBOR Loan prior to the last day of the Interest Period applicable thereto.

          4.3.2. Payment of Interest.  Interest accrued on the Revolver Loans
                 -------------------
shall be due and payable on (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, with respect to any Revolver Loan (whether a Prime Rate Loan or LIBOR Loan), (ii) the last day of the applicable Interest Period in the case of a LIBOR Loan, and (iii) on the Termination Date. With respect to any Prime Rate Loan converted into a LIBOR Loan pursuant to Section 3.1.3 on a day when interest would not otherwise have been payable with respect to such Prime Rate Loan, accrued interest to the date of such conversion on the amount of such Prime Rate Loan so converted shall be paid on the conversion date.

      4.4.  PAYMENT OF OTHER OBLIGATIONS.  The balance of the Obligations
            ----------------------------
requiring the payment of monies shall be payable by Borrower to Lender in Dollars and without offset, defense or counterclaim, as and when provided in the Loan Documents, or, if no date of payment is otherwise specified in the Loan Documents, on demand.

      4.5.  APPLICATION OF PAYMENTS AND COLLECTIONS.  All Payment Items received
            ---------------------------------------
by Lender by 12:00 noon, Atlanta, Georgia time, on any Business Day shall be deemed received on that Business Day. All Payment Items received after 12:00 noon, Atlanta, Georgia time, on any Business Day shall be deemed received on the following Business Day. If as the result of collections of Accounts as authorized by Section 7.2.7 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists.

      4.6.  ALL LOANS TO CONSTITUTE ONE OBLIGATION.  The Loans shall constitute
            --------------------------------------
one general Obligation of Borrower and (unless and to the extent otherwise expressly provided in any of the Security Documents) shall be secured by Lender's Lien upon all of the Collateral.

      4.7.  LOAN ACCOUNT.  Lender shall establish an account on its books (the
            ------------
"Loan Account") and shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

      4.8.  STATEMENTS OF ACCOUNT.  Lender will account to Borrower monthly with
            ---------------------
a statement of Loans, charges and payments made pursuant to this Agreement, and such accounting rendered by Lender shall be deemed rebuttably conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within 30 days after the date each accounting is deemed to have been sent pursuant to
Section 12.8. Such notice shall only be deemed an objection to those items specifically objected to therein.

      4.9.  MARSHALLING; PAYMENTS SET ASIDE.  Lender shall be under no
            -------------------------------
obligation to marshall any assets in favor of Borrower or any other Obligor or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment to Lender or Lender receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or the proceeds of such enforcement or setoff (or any part thereof) are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person, then to the extent of any such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this Section 4.9 shall survive any termination of this Agreement and payment in full of the Obligations.

SECTION 5.  TERM AND TERMINATION

      5.1.  TERM OF AGREEMENT.  Subject to Lender's right to cease making Loans
            -----------------
to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period of three (3) years from the date hereof, through August 20, 2001 (the "Original Term"), and this Agreement shall automatically renew itself for one-year periods thereafter (each a "Renewal Term"), unless terminated as provided in Section 5.2 hereof.

      5.2.  TERMINATION.
            -----------

          5.2.1. Termination by Lender.  Upon at least 60 days prior written
                 ---------------------
notice to Borrower, Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term and Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default; provided, however, that if John P. Miller or Robert Diehl cease to serve as
--------  -------
Senior Officers of Borrower Lender may terminate this Agreement upon 120 days prior written notice to Borrower. This Agreement shall automatically terminate as provided in Section 11.2 hereof.

          5.2.2. Termination by Borrower.  Upon at least 60 days prior
                 -----------------------
written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination by Borrower shall be effective until
--------  -------
Borrower has satisfied all of the Obligations and executed in favor of Lender. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing. Borrower may elect to terminate this Agreement in its entirety only. For purposes hereof, the Obligations shall not be deemed to have been satisfied until all Obligations for the payment of money have been paid to Lender in same day funds and all Obligations that are at the time in question contingent (including, all LC Obligations that exist by virtue of an outstanding Letter of Credit) have been fully cash collateralized in favor and to the satisfaction of Lender or Lender has received as beneficiary a direct pay letter of credit in form and from an issuing bank acceptable to Lender and providing for direct payment to Lender of all such contingent Obligations at the time they become fixed (including reimbursement of all sums paid by Lender under any LC Guaranty). No section of this Agreement or Type of Loan available hereunder may be terminated singly.

          5.2.3. Termination Charges.  On the effective date of termination
                 -------------------
of this Agreement for any reason, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest, fees and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to $150,000 if termination occurs during the first Loan Year; and $75,000 if termination occurs during the second Loan Year. No termination charge shall be payable if termination occurs at any time after the last day of the second Loan Year.

          5.2.4. Effect of Termination.  All of the Obligations shall be
                 ---------------------
immediately due and payable upon the effective date of termination by Lender or, in the case of a termination by Borrower, upon the date specified in Borrower's notice of termination of this Agreement as the effective date of such termination. On the effective date of any termination (whether by Lender or Borrower), Lender shall have no obligation to make any Loans, join in any LC Application or issue any LC Guaranty or otherwise to extend credit to or for the direct or indirect benefit of Borrower. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination, and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination, until Borrower has satisfied all of the Obligations in the manner described in Section 5.2.2. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored Payment Items received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender has either (at its option) (i) received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage. The provisions of Section 4.8 hereof and all obligations of Borrower pursuant to this Agreement to indemnify Lender shall in all events survive any termination of this Agreement.

SECTION 6.  COLLATERAL SECURITY

      6.1.  GRANT OF SECURITY INTEREST IN COLLATERAL.  To secure the prompt
            ----------------------------------------
payment and performance to Lender of all of the Obligations, Borrower hereby grants to Lender a continuing security interest in and Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

             (1)  All Accounts;

             (2)  All Inventory;

             (3)  All Instruments;

             (4)  All Chattel Paper;

             (5)  All Documents;

             (6)  All General Intangibles;

             (7) All Investment Property, including Securities, whether certificated or uncertificated (but excluding any portion thereof that constitutes Margin Stock), and all securities entitlements;

             (8) All monies now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

             (9) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (viii) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to, or destruction of any of the Collateral; and

             (10) All books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (ix) above.

      6.2.  LIEN PERFECTION; FURTHER ASSURANCES.  Promptly after Lender's
            -----------------------------------
request therefor, Borrower shall execute and deliver to Lender such instruments, assignments or documents as are necessary under the UCC or other Applicable Law to perfect (or continue the perfection of) Lender's Lien upon the Collateral and shall take such other action as may be reasonably requested by Lender to give effect to or carry out the intent and purposes of this Agreement. Unless prohibited by Applicable Law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

      6.3.  LIEN ON DEPOSIT ACCOUNTS.  As additional security for the payment
            ------------------------
and performance of the Obligations, Borrower grants to Lender a security interest in and assigns to Lender all of Borrower's right, title and interest in and to each Deposit Account of Borrower and in and to any deposits or other sums at any time credited to each such Deposit Account, including any sums in any blocked account or any special lockbox account. In connection with the foregoing, Borrower hereby authorizes and directs each bank or other depository at which a Deposit Account is maintained to pay or deliver to Lender upon its written demand therefor made at any time that an Event of Default exists and without further notice to Borrower (such notice being hereby expressly waived), all balances in each Deposit Account maintained by Borrower with such depository for application to the Obligations then outstanding. The rights given Lender in this Section shall be cumulative with and in addition to Lender's other rights and remedies in regard to the foregoing Property as proceeds of Collateral. Borrower hereby irrevocably appoints Lender as its attorney to collect any and all such balances to the extent any such payment is not made to Lender by such bank or other depository after demand thereon is made by Lender pursuant hereto.

SECTION 7.  COLLATERAL ADMINISTRATION

      7.1.  GENERAL.
            -------

          7.1.1. Location of Collateral.  All tangible items of Collateral,
                 ----------------------
other than Inventory in transit and motor vehicles, shall at all times be kept by Borrower and its Subsidiaries at one or more of the business locations set forth in SCHEDULE 7.1.1 hereto and shall not be moved therefrom, without the
         --------------
prior written approval of Lender, except that prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, Borrower may (i) make sales or other dispositions of any Collateral to the extent authorized by Section 9.2.9 hereof and (ii) may move Inventory or any record relating to any Collateral to a location in the United States other than those shown on SCHEDULE 7.1.1 hereto so long as Borrower has given Lender at
               --------------
least 30 Business Days' prior written notice of such new location and prior to moving any Inventory to such location Borrower has executed and delivered to Lender UCC-1 financing statements and any other appropriate documentation to perfect or continue the perfection of Lender's Liens with respect to such Inventory and all proceeds thereof.

          7.1.2. Insurance of Collateral; Insurance and Condemnation Proceeds.
                 ------------------------------------------------------------

          (i) Borrower shall maintain and pay for insurance upon all Collateral, wherever located, covering casualty, hazard, public liability, theft, malicious mischief, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. All proceeds payable under each such policy shall be payable to Lender for application to the Obligations. Borrower shall deliver the originals or certified copies of such policies to Lender with satisfactory lender's loss payable endorsements reasonably satisfactory to Lender, naming Lender as loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. For so long as no Event of Default exists, Borrower shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by Borrower provided that all proceeds thereof are applied in the manner specified in this Agreement, and Lender agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim. At any time that an Event of Default exists, only Lender shall be authorized to settle, adjust and compromise such claims. Lender shall have all rights and remedies with respect to such policies of insurance as are provided for in this Agreement and the other Loan Documents.

          7.1.3. Protection of Collateral.  All expenses of protecting,
                 ------------------------
storing, warehousing, insuring, handling, maintaining and shipping the Collateral, all Taxes imposed by any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Lender to any Person to realize upon any Collateral shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at Borrower's sole risk.

          7.1.4. Defense of Title to Collateral.  Borrower shall at all times
                 ------------------------------
defend Borrower's title to the Collateral and Lender's Liens therein against all Persons and all claims and demands whatsoever.

      7.2.  ADMINISTRATION OF ACCOUNTS.
            --------------------------

          7.2.1. Records, Schedules and Assignments of Accounts.  Borrower
                 ----------------------------------------------
shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. Borrower shall also provide to Lender on or before the 20th day of each month, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts") and the basis on which such Schedules of Accounts are prepared and, upon Lender's request therefor, copies of proof of delivery and the original copy of all documents, including repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of $1,500,000 cease to be Eligible Accounts in whole or in part, Borrower shall notify Lender of such occurrence promptly (and in any event within 2 Business Days) after Borrower's having obtained knowledge of such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. Upon Lender's written request, Borrower shall promptly deliver to Lender copies of invoices or invoice registers related to all of its Accounts.

          7.2.2. Borrowing Base Certificate.  Borrower shall deliver to
                 --------------------------
Lender a current, complete and accurate Borrowing Base Certificate on or before the 20th day of each month, or more frequently as Lender may request in writing, together with such other documents or items as Lender may reasonably request.

          7.2.3. Discounts, Allowances, Disputes.  If Borrower grants any
                 -------------------------------
discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $50,000 are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorneys' fees, to Borrower.

          7.2.4. Taxes.  If an Account includes a charge for any Taxes
                 -----
payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor if Borrower shall fail to pay such amounts within three (3) Business Days after Lender's request to do so ; provided, however, that Lender shall not be liable for any Taxes that may be
  --------  -------
due by Borrower.

          7.2.5. Account Verification.  Whether or not a Default or an Event
                 --------------------
of Default exists, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

          7.2.6. Maintenance of Lockbox and Dominion Account. Borrower shall
                 -------------------------------------------
maintain a Dominion Account and a lockbox pursuant to a lockbox arrangement ("Lockbox") acceptable to Lender with such banks ("Collecting Banks") as may be selected by Borrower and be acceptable to Lender. Borrower shall issue to each such Collecting Bank an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the Lockbox to the Concentration Account. Borrower shall enter into agreements, in form satisfactory to Lender, with each bank at which a Dominion Account is maintained by which such banks shall immediately transfer to Lender for application on account of the Obligations all monies deposited to the Concentration Account. All funds deposited in a Dominion Account or the Concentration Account shall immediately become the property of Lender and Borrower shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such lockbox arrangements, including any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

          7.2.7. Collection of Accounts; Proceeds of Collateral.   In every
                 ----------------------------------------------
invoice issued by Borrower commencing 30 days after the Closing Date, it shall direct all Account Debtors to send their payments directly to the post office
box established by the Lockbox arrangement.   All Payment Items received by
Borrower in respect of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit same in kind in a Dominion Account. Lender retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge to Borrower the collection costs and expenses, including attorneys' fees.

      7.3.  ADMINISTRATION OF INVENTORY.
            ---------------------------

          7.3.1. Records and Reports of Inventory.  Borrower shall keep
                 --------------------------------
accurate and complete records of its Inventory consistent with past practices and without change in format or assumptions on which such Inventory reports are based. Borrower shall furnish Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each month, not later than the 20th day of such month. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall request.

          7.3.2. Returns of Inventory.  Borrower shall not return any of its
                 --------------------
Inventory to a supplier or vendor thereof, or any other Person, whether for cash, credit against future purchases or then existing payables, or otherwise, unless (i) such return is in the ordinary course of business of Borrower and such Person, (ii) no Default or Event of Default exists or would result therefrom, (iii) the return of such Inventory will not result in an Out-of-Formula Condition, (iv) if the aggregate Value of all Inventory returned in any month exceeds $500,000, Borrower promptly notifies Lender thereof, and (v) any payments received by Borrower in connection with any such return is promptly turned over to Lender for application to the Obligations.

      7.4.  PAYMENT OF CHARGES.  All amounts chargeable to Borrower under this
            ------------------
Section 7 shall be Obligations secured by all of the Collateral and shall be payable on demand.

SECTION 8.  REPRESENTATIONS AND WARRANTIES

      8.1.  General Representations and Warranties.  To induce Lender to enter
            --------------------------------------
into this Agreement and to make advances hereunder, Borrower warrants and represents to Lender and covenants with Lender that:

          8.1.1. Organization and Qualification.  Each of Borrower and its
                 ------------------------------
Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign limited liability company or corporation in each state or jurisdiction listed on SCHEDULE 8.1.1 hereto and in all other states
                                --------------
and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary.

          8.1.2. Corporate Power and Authority.  Each of Borrower and its
                 -----------------------------
Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of any of the holders of the Equity Interests of Borrower or any of its Subsidiaries; (ii) contravene Borrower's or any of its Subsidiaries' Organization Documents; (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

          8.1.3. Legally Enforceable Agreement.  This Agreement is, and each
                 -----------------------------
of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and its Subsidiaries enforceable against it in accordance with its respective terms.

          8.1.4. Capital Structure.  As of the date hereof, SCHEDULE 8.1.4
                 -----------------                          --------------
hereto states (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of organization and the percentage of its Equity Interests having voting powers owned by Borrower, and (ii) the name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation. Borrower has good title to all of the shares it purports to own of the Equity Interests of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Equity Interests have been duly issued and are fully paid and non-assessable.

          8.1.5. Corporate Names.  Neither Borrower nor any of its
                 ---------------
Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on SCHEDULE 8.1.5 hereto. Except as set forth on SCHEDULE
                       --------------                                --------
8.1.5, neither Borrower nor any of its Subsidiaries has been the surviving
-----
corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

          8.1.6. Business Locations; Agent for Process.  Each of Borrower's
                 -------------------------------------
and its Subsidiaries' chief executive office and other places of business are as listed on SCHEDULE 7.1.1 hereto. During the preceding five-year period, neither
          --------------
Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on SCHEDULE 7.1.1. Except as
                                                     --------------
shown on SCHEDULE 7.1.1, no Inventory is stored with a bailee, warehouseman or
         --------------
similar Person, nor is any Inventory consigned to any Person.

          8.1.7. Title to Properties; Priority of Liens.  Each of Borrower
                 --------------------------------------
and its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 6 hereof are first priority Liens, subject only to those Permitted Liens which are expressly stated to have priority over the Liens of Lender.

          8.1.8. Accounts.  Lender may rely, in determining which Accounts
                 --------
are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account. Unless otherwise indicated in writing to Lender, with respect to each Account:

               (1) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

               (2) It arises out of a completed, bona fide sale and delivery of
                                                 ---- ----
     goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

               (3) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

               (4) Borrower has made no agreement with any Account Debtor for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Lender pursuant to Section 7.2.1 hereof;

               (5) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

               (6) To the best of Borrower's knowledge, the Account Debtor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Account Debtor is Solvent;

               (7) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account;

               (8) There are no restrictions on Borrower's right to assign to Lender the right to payment represented by the Account or any Lien upon the Account.

          8.1.9. Financial Statements; Fiscal Year.  The Consolidated and
                 ---------------------------------
consolidating balance sheets of Parent and such other Persons described therein (including the accounts of all Subsidiaries of Borrower for the respective periods during which a Subsidiary relationship existed) as of May 31, 1998, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly, in all material respects, the financial positions of Parent, Borrower and such Persons at such dates and the results of Borrower's operations for such periods. Since May 31, 1998, there has been no material change in the condition, financial or otherwise, of Parent, Borrower and such other Persons as shown on the Consolidated balance sheet as of such date, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

          8.1.10. Full Disclosure.  The financial statements referred to in
                  ---------------
Section 8.1.9 hereof do not, nor does this Agreement or any other written statement of Borrower to Lender, contain any untrue statement of a fact or omit a fact necessary to make the statements contained therein or herein not misleading in any material respect. There is no fact or circumstances which Borrower has failed to disclose to Lender in writing and which may reasonably be expected to have a Material Adverse Effect.

          8.1.11. Solvent Financial Condition.  Each of Borrower and its
                  ---------------------------
Subsidiaries is now and, after giving effect to the Loans to be made hereunder, at all times will be, Solvent.

          8.1.12. Surety Obligations.  Neither Borrower nor any of its
                  ------------------
Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person except in connection with the GECC Documents.

          8.1.13. Taxes.  Borrower's federal tax identification number is 62-
                  -----
1694320. The federal tax identification number of each of Borrower's Subsidiaries is shown on SCHEDULE 8.1.13 hereto. Borrower and each of its
                         ---------------
Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all Taxes upon it, its income and Properties as and when such Taxes are due and payable, except to the extent being Properly Contested. The provision for Taxes on the books of Borrower and its Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

          8.1.14. Brokers.  There are no claims for brokerage commissions,
                  -------
finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

          8.1.15. Patents, Trademarks, Copyrights and Licenses. Borrower and its
                  --------------------------------------------
Subsidiaries each owns or possesses all Intellectual Property necessary for the present and planned future conduct of its business without any conflict with the rights of others; there is no objection to or pending Intellectual Property Claim with respect to any Borrower's right to use any such Intellectual Property and Borrower is not aware of any grounds for challenge or objection thereto; and, except as may be disclosed on SCHEDULE 8.1.15, Borrower pays no royalty or
                                   ---------------
other compensation to any Person for the right to use any Intellectual Property. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on SCHEDULE 8.1.15 hereto.
                                       ---------------

          8.1.16. Governmental Approvals.  Each of Borrower and its Subsidiaries
                  ----------------------
has, and is in good standing with respect to, all Governmental Approvals necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

          8.1.17. Compliance with Laws.  Each of Borrower and its Subsidiaries
                  --------------------
has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law (except to the extent that any such noncompliance with Applicable Law would not reasonably be expected to have a Material Adverse Effect) and there have been no citations, notices or orders of noncompliance issued to Borrower or any of the Subsidiaries under any such law, rule or regulation. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. (S) 201 et seq.). With respect to matters arising under any
               -- ---
Environmental Laws, the representations and warranties contained in the Environmental Certificate are true and correct on the date hereof.

          8.1.18. Restrictions.  Neither Borrower nor any of its Subsidiaries
                  ------------
is a party or subject to any contract, agreement, or charter or other corporate restriction, which has or could be reasonably expected to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Debt, other than as set forth on SCHEDULE 8.1.18 hereto, none of which
                                       ---------------
prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

          8.1.19 Litigation.  Except as set forth on SCHEDULE 8.1.19 hereto,
                 ----------                          ---------------
there are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of Borrower or any of its Subsidiaries, none of which if resolved adversely to Borrower or its

Subsidiaries would have Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

          8.1.20. No Defaults.  No event has occurred and no condition exists
                  -----------
which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes or which with the passage of time or the giving of notice or both would constitute a default, under any Material Contract or in the payment of any Debt to any Person for Money Borrowed.

          8.1.21. Leases.  SCHEDULE 8.1.21 hereto is a complete listing of all
                  ------   ---------------
capitalized and operating leases of Borrower and its Subsidiaries on the date hereof. Each of Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

          8.1.22. Pension Plans.  Except as disclosed on SCHEDULE 8.1.22 hereto,
                  -------------                          ---------------
neither Borrower nor any of its Subsidiaries has any Plan on the date hereof. Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower or any of its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

          8.1.23. Trade Relations.  There exists no actual or threatened
                  ---------------
termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower or any of its Subsidiaries, or with any material supplier, and there exists no condition or state of facts or circumstances which would materially affect adversely Borrower or any of its Subsidiaries or prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

          8.1.24. Labor Relations.  Except as described on SCHEDULE 8.1.24
                  ---------------                          ---------------
hereto, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement on the date hereof. On the date hereof, there are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

          8.1.25. Investment Company Act; Public Utility Holding Company Act.
                  ----------------------------------------------------------
No Obligor is an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

          8.1.26. Margin Stock.  Neither Borrower nor any of the Subsidiaries is
                  ------------
engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

      8.2.  REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.  Each
            -----------------------------------------------
representation and warranty contained in this Agreement and the other Loan Documents shall be deemed to be reaffirmed by Borrower on each date that Borrower requests an extension of credit under this Agreement, except for changes in the nature of Borrower's or, if applicable, any of its Subsidiaries' business or operations that may occur after the date hereof in the ordinary course of business so long as Lender has consented to such changes or such changes are not violative of any provision of this Agreement. Notwithstanding the foregoing, representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date.

      8.3.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All representations and
            ------------------------------------------
warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9.  COVENANTS AND CONTINUING AGREEMENTS

      9.1.  AFFIRMATIVE COVENANTS.  During the term of this Agreement, and
            ---------------------
thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall and shall cause each Subsidiary to:

          9.1.1. Visits and Inspections.  Permit representatives of Lender,
                 ----------------------
from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit and make extracts from Borrower's and each Subsidiary's books and records, and discuss with Borrower's officers, employees and independent accountant, Borrower's and each Subsidiary's business, assets, liabilities, financial condition, business prospects and results of operations.

          9.1.2. Notices.  Notify Lender in writing promptly after Borrower's
                 -------
obtaining knowledge thereof (i) of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading; (ii) of the commencement of any litigation affecting Borrower or any of its Properties or the institution of any administrative proceeding which, if determined adversely to Borrower, would have a Material Adverse Effect; (iii) at least 60 days prior thereto, of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business; (iv) of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which it is a party or by which it is bound; (v) of any material default by any Obligor under or termination of any Material Contract or any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Debt of Borrower exceeding $250,000; (vi) of the existence of any Default or Event of Default; (vii) of any default by any Person under any note or other evidence of Debt payable to Borrower; (viii) of any judgment rendered against any Obligor in an amount exceeding $250,000.

          9.1.3. Financial Statements.  Keep adequate records and books of
                 --------------------
account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

               (1) not later than 120 days after the close of each Fiscal Year of Borrower, unqualified audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

               (2) not later than 30 days after the end of each month hereafter, including the last month of Borrower's Fiscal Year, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's Fiscal Year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

               (3) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

               (4) promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan; and

               (5) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

          Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clause (i) of this Section and concurrently with the delivery of the monthly financial statement described in clause(ii) of this Section ending a Fiscal Quarter, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate executed by the chief financial officer of Borrower.

          9.1.4. Landlord and Storage Agreements.  Provide Lender with copies
                 -------------------------------
of all agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

          9.1.5. Projections.  No later than 30 days prior to the end of each
                 -----------
Fiscal Year of Borrower, deliver to Lender Projections of Borrower for the forthcoming 3 years, year by year, and for the forthcoming Fiscal Year, quarter by quarter.

          9.1.6. Taxes.    Pay and discharge all Taxes prior to the date on
                 -----
which such Taxes become delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested.

          9.1.7. Compliance with Laws.  Comply with all Applicable Law,
                 --------------------
including all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and all ERISA and Environmental Laws, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might have a Material Adverse Effect. Without limiting the generality of the foregoing, if any Environmental Release shall occur at or on any of the Properties of Borrower or any Subsidiary, Borrower shall, or shall cause the applicable Subsidiary to, act immediately to investigate the extent of, and to make appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any governmental authority.

          9.1.8.  Insurance.  In addition to the insurance required herein with
                  ---------
respect to the Collateral, maintain with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the business of Borrower or as otherwise reasonably required by Lender.

          9.1.9.  Year 2000 Compatibility. Take all action necessary to assure
                  -----------------------
that Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. Borrower shall provide Lender written assurance reasonably acceptable to Lender that such systems are Year 2000 compliant on or before September 30, 1999. Borrowers shall (i) promptly and in no event later than September 30, 1999, take all action necessary to ensure that all computer based systems of Borrower and its Subsidiaries are capable of the following: (a) handling date information involving all and any dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (b) operating, accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000, and without any change in performance; (c) responding to and processing two digit year input without creating any ambiguity as to the century; (d) storing and providing date input information without creating any ambiguity as to the century; and (ii) promptly and in no event later than September 30, 1999, take all action necessary to ensure that all computer based systems of each of their vendors, suppliers and customers are capable of (a) through (d) above, where noncompliance could have a Material Adverse Effect.

      9.2.  NEGATIVE COVENANTS.  During the term of this Agreement, and
            ------------------
thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it shall not and shall not permit any Subsidiary to:

          9.2.1. Fundamental Changes.  Enter into any transaction to merge,
                 -------------------
reorganize, consolidate or amalgamate with any Person, or liquidate, wind up or dissolve itself, except for mergers or consolidations of any Subsidiary with another Subsidiary, GECC Eligible Acquisitions and Eligible Acquisitions hereunder.

          9.2.2. Loans.  Make any loans or other advances of money to any
                 -----
Person other than (i) to an officer or employee of Borrower or a Subsidiary for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business plus other loans up to an aggregate amount outstanding at any time not to exceed $250,000, or (ii) so long as no Event of Default or Out-of-Formula Condition shall exist or be caused thereby,
(a) make advances to Harperprints from time to time for Harperprints' working capital needs up to an aggregate amount outstanding at any time not to exceed $1,000,000, such advances to be evidenced by one or more promissory notes executed by Harperprints in favor of Borrower and the original of each such note delivered to Lender, and (b) advances to Parent in connection with Eligible Acquisitions or GECC Eligible Acquisitions to enable Parent to pay a portion of the amount due to the applicable sellers, such loans to be evidenced by one or more promissory note executed by Parent in favor of Borrower and the original of each such note evidencing advances to Parent utilizing the proceeds of an Acquisition Loan hereunder delivered to Lender.

          9.2.3. Total Debt.  Create, incur, assume, or suffer to exist any
                 ----------
Debt, except: (1) the Obligations; (2) Subordinated Debt existing on the Closing Date; (3) Debt of any Subsidiary of Borrower to Borrower; (4) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than 120 days from billing date or more than 30 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being Properly Contested; (5) obligations to pay rent in connection with Borrower's business operations; (6) Purchase Money Debt incurred for Capital Expenditures made in conformity with this Agreement; (7) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business; (8) Debt owing under the GECC Documents; (ix) Deferred Acquisition Consideration; (x) Subordinated Debt; (xi) Debt described in SCHEDULE 9.2.3 attached hereto; and (xii) Debt not included
                  ---------------
in paragraphs (i) through (xi) above which does not exceed at any time, in the aggregate, the sum of $250,000.

          9.2.4. Affiliate Transactions.  Enter into, or be a party to any
                 ----------------------
transaction with any Affiliate or stockholder, except: (i) the transactions contemplated by the Loan Documents, including, loans to Harperprints permitted under Section 9.2.2 ; (ii) payment of customary directors' fees and indemnities;
(iii) transactions with Affiliates that were consummated prior to the date hereof and have been disclosed to Lender prior to the Closing Date; (iv) in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrower or such Subsidiary.

          9.2.5. Limitation on Liens.  Create or suffer to exist any Lien
                 -------------------
upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

               (1) Liens at any time granted in favor of Lender;

               (2) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) incurred in the ordinary course of Borrower's business and not yet due or being Properly Contested;

               (3) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required or the Debt secured by any such Lien is being Properly Contested and such Liens do not materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

               (4) Purchase Money Liens securing Purchase Money Debt;

               (5) Liens securing Debt of a Subsidiary to Borrower or another such Subsidiary;

               (6) Liens arising by virtue of the rendition, entry or issuance against Borrower or any Subsidiary, or any Property of Borrower or any Subsidiary, of any judgment, writ, order, or decree for so long as each such Lien is (a) either in existence for less than 20 consecutive days after it first arises or is being Properly Contested and (b) is at all times junior in priority to the Liens in favor of Lender;

               (7) Liens incurred or deposits made in the ordinary course of business to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Money Borrowed), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts, provided that, to the extent any such Liens attach to any of the Collateral, such Liens are at all times subordinate and junior to the Liens upon the Collateral in favor of Lender;

               (8) easements, rights-of-way, restrictions, covenants or other agreements of record and other similar charges or encumbrances on real Property of Borrower or a Subsidiary that do not interfere with the ordinary conduct of the business of Borrower or such Subsidiary;

               (9) Liens in existence immediately prior to the Closing Date that are satisfied in full and released on the Closing Date as a result of the application of Borrower's cash on hand at the Closing Date or the proceeds of the Loans to be made on the Closing Date;

               (10) such other Liens as appear on SCHEDULE 9.2.5 hereto; and
                                                  --------------

               (11) such other Liens as Lender may hereafter approve in writing.

          9.2.6. Subordinated Debt.  Make any payment of all or any part of
                 -----------------
any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the Subordination Agreement relative thereto.

          9.2.7. Distributions.  Declare or make any Distributions.
                 -------------

          9.2.8. Capital Expenditures.  Make Capital Expenditures (including
                 --------------------
expenditures by way of capitalized leases) which, in the aggregate, as to Borrower, Harperprints and their respective Subsidiaries, exceed (i) $3,000,000 during the period from the date of this Agreement through December 31, 1998;
(ii) $4,000,000 during Borrower's 1999 Fiscal Year; (iii) $5,000,000 during Borrower's 2000 Fiscal Year; (iv) $6,000,000 during Borrower's 2001 Fiscal Year or during any Fiscal Year thereafter.

          9.2.9. Disposition of Assets.  Sell, lease or otherwise dispose of
                 ---------------------
any of its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) a transfer of Property to Borrower by a Subsidiary of Borrower, and (iii) other dispositions expressly authorized by other provisions of the Loan Documents.

          9.2.10. Equity Interests of Subsidiaries.  Permit any of its
                  --------------------------------
Subsidiaries to issue any additional Equity Interests except director's qualifying shares.

          9.2.11. Bill-and-Hold Sales, Etc.  Make a sale to any customer on a
                  ------------------------
bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

          9.2.12. Restricted Investment.  Make or have any Restricted
                  ---------------------
Investment.

          9.2.13. Tax Consolidation.  File or consent to the filing of any
                  -----------------
consolidated income tax return with any Person other than Parent or a Subsidiary of Parent.

          9.2.14. Fiscal Year.  Establish a fiscal year different from the
                  -----------
Fiscal Year.

          9.2.15. Organization Documents.  Amend, modify or otherwise change any
                  ----------------------
of the terms or provisions and any of its Organization Documents as in effect on date hereof, except for changes that do not affect in any way Borrower's or such Subsidiary's rights and obligations to enter into and to perform the Loan Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

      9.3.  SPECIFIC FINANCIAL COVENANTS.  During the term of this Agreement,
            ----------------------------
and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall not:

          9.3.1. EBITDA.   Permit the EBITDA of Parent, determined on a
                 ------
Consolidated basis, as of the last day of each Fiscal Quarter set forth below for the Fiscal Year to date to be less than the corresponding amount set forth below:

              Date                            Amount
              ----                            ------

        March 31, 1998                      $ 3,000,000
        June 30, 1998                       $ 8,200,000
        September 30, 1998                  $12,400,000
        December 31, 1998                   $16,000,000

          9.3.2. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage
                 ---------------------------
Ratio of Parent, determined on a Consolidated basis, as of the last day of each Fiscal Quarter set forth below for the 4 Fiscal Quarters then ending to be less than the corresponding ratio set forth below:

             Fiscal Quarter Ending                            Ratio
             ---------------------                            -----

             December 31, 1998                               1.10:1.0
             March 31, 1999                                  1.10:1.0
             June 30, 1999                                   1.10:1.0
             September 30, 1999                              1.10:1.0
             December 31, 1999                               1.10:1.0
             March 31, 2000                                  1.10:1.0
             June 30, 2000                                   1.10:1.0
             September 30, 2000                              1.10:1.0
             December 31, 2000                               1.15:1.0
             March 31, 2001                                  1.15:1.0

             June 30, 2001                                   1.15:1.0
             September 30, 2001                              1.15:1.0
             December 31, 2001                               1.20:1.0
             March 31, 2002                                  1.20:1.0
             June 30, 2002                                   1.20:1.0
             September 30, 2002                              1.20:1.0
             December 31, 2002                               1.20:1.0

          9.3.3. Leverage Ratio. Permit the Leverage Ratio of Parent, determined
                 --------------
on a Consolidated basis, as of the last day of each Fiscal Quarter set forth below for the 4 Fiscal Quarters then ending to be more than the corresponding ratio set forth below:

             Fiscal Quarter Ending                            Ratio
             ---------------------                            -----

             June 30, 1998                                   5.00:1.0
             September 30, 1998                              5.00:1.0
             December 31, 1998                               5.00:1.0
             March 31, 1999                                  4.75:1.0
             June 30, 1999                                   4.75:1.0
             September 30, 1999                              4.75:1.0
             December 31, 1999                               4.25:1.0
             March 31, 2000                                  4.25:1.0
             June 30, 2000                                   4.25:1.0
             September 30, 2000                              4.25:1.0
             December 31, 2000                               3.75:1.0
             March 31, 2001                                  3.75:1.0
             June 30, 2001                                   3.75:1.0
             September 30, 2001                              3.75:1.0
             December 31, 2001                               3.50:1.0
             March 31, 2002                                  3.50:1.0
             June 30, 2002                                   3.50:1.0
             September 30, 2002                              3.50:1.0
             December 31, 2002                               3.50:1.0

SECTION 10.  CONDITIONS PRECEDENT

      10.1.  Conditions Precedent to Initial Loans.  Notwithstanding any other
             -------------------------------------
provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to fund any Loan requested by Borrower unless, on or before August 30, 1998, each of the following conditions has been and continues to be satisfied:

          10.1.1. Documentation.  Lender shall have received, in form and
                  -------------
substance satisfactory to Lender and its counsel, a duly executed counterpart of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

          10.1.2. Evidence of Perfection and Priority of Liens in Collateral.
                  ----------------------------------------------------------
Lender shall have received copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral and evidence in form satisfactory to Lender that such Liens constitute valid and perfected Liens, and that there are no other Liens upon any Collateral except for Permitted Liens.

          10.1.3. Organization Documents.  Lender shall have received a copy
                  ----------------------
of the Organization Documents of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of the jurisdiction of Borrower's formation.

          10.1.4. Good Standing Certificates.  Lender shall have received good
                  --------------------------
standing certificates for Borrower, issued by the Secretary of State or other appropriate official of Borrower's jurisdiction of organization and each jurisdiction where the conduct of Borrower's business activities or ownership of its Property necessitates qualification.

          10.1.5. Opinion Letters.  Lender shall have received a favorable,
                  ---------------
written opinion of Baker, Donelson, Bearman & Caldwell, counsel to Borrower, as to the transactions contemplated by this Agreement and the matters set forth in EXHIBIT F attached hereto.
---------

          10.1.6. Insurance.  Lender shall have received copies of the
                  ---------
casualty insurance policies of Borrower, together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee and copies of Borrower's liability insurance policies, including product liability policies, together with endorsements naming Lender as a co-insured.

          10.1.7. Disbursement Letter.  Lender shall have received written
                  -------------------
instructions from Borrower directing application of proceeds of the initial Loans made pursuant to this Agreement, and an initial Borrowing Base Certificate from Borrower, in form satisfactory to Lender.

          10.1.8. Dominion Account.  Lender shall have received the duly
                  ----------------
executed agreement establishing the Dominion Account with a financial institution acceptable to Lender for the collection or servicing of the Accounts.

          10.1.9. Landlord Agreements.  Lender shall have received all landlord
                  -------------------
or warehouseman agreements with respect to all premises leased by Borrower and which are disclosed on Schedule 7.1.1 hereto.
                       --------------

          10.1.10. License Agreements.  Lender shall have received, reviewed and
                   ------------------
found satisfactory in all respects all licenses and other agreements pursuant to which Borrower manufacturers, markets, distributes or sells any of its Inventory.

          10.1.11. Disbursement Letter; Borrowing Base Certificate.  Lender
                   -----------------------------------------------
shall have received written instructions from Borrower directing application of the proceeds of the Loans made pursuant to this Agreement, and an initial Borrowing Base Certificate from Borrower, in form satisfactory to Lender.

      10.2.  CONDITIONS PRECEDENT TO EXECUTION OF LC APPLICATION.
            ---------------------------------------------------
Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under other sections of this Agreement, Lender shall not be required to execute any LC

Application requested by Borrower, unless and until each of the following conditions has been and continues to be satisfied:

          10.2.1. Letter of Credit Documentation.  Bank shall have received,
                  ------------------------------
in form and substance satisfactory to Bank and its counsel, duly executed LC Documents with respect to the Letters of Credit requested to be issued by Bank and an LC Guaranty with respect to each such Letter of Credit.

          10.2.2. LC Request.  Lender shall have received an LC Request from a
                  ----------
Borrower.

          10.2.3. LC Conditions.  Each of the LC Conditions shall have been
                  -------------
satisfied.

          10.2.4. Satisfaction of Other Conditions.  Each of the conditions
                  --------------------------------
set forth in Section 10.1 hereof shall have been satisfied.

      10.3.  CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.  Notwithstanding any
             ---------------------------------------------
other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan or otherwise extend any credit or other financial accommodations to or for the benefit of Borrower, unless and until each of the following conditions has been and continues to be satisfied:

          10.3.1. No Default.  No Default or Event of Default exists at the
                  ----------
time of, or would result from, the funding of such Loan or other extension of credit.

          10.3.2. No Litigation.  No action, proceeding, investigation,
                  -------------
regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of any of the Loan Documents or the consummation of the transactions contemplated hereby or thereby.

          10.3.3. No Material Adverse Effect.  No event shall have occurred
                  --------------------------
and no condition shall exist which has or may be reasonably likely to have a Material Adverse Effect.

          10.3.4. Current Borrowing Base Certificate.  Lender shall have
                  ----------------------------------
timely received a Borrowing Base Certificate in compliance with the provisions of Section 7.2.2.

      10.4.  LIMITED WAIVER OF CONDITIONS PRECEDENT.  If Lender shall make any
             --------------------------------------
Loans or otherwise extend any credit to Borrower under this Agreement at a time when any of the foregoing conditions precedent are not satisfied (regardless of whether the failure of satisfaction of any such conditions precedent was known or unknown to Lender), the funding of such Loans or the extension of such credit shall not operate as a waiver of the right of Lender to insist upon the satisfaction of all conditions precedent with respect to each subsequent borrowing requested by Borrower or a waiver of any Default or Event of Default as a consequence of the failure of any such conditions to be satisfied, unless Lender, in writing waives the satisfaction of any condition precedent in which event such waiver shall only be applicable for the specific instance given and only to the extent and for the period of time expressly stated in such written waiver.

SECTION 11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

      11.1.  EVENTS OF DEFAULT.  The occurrence of any one or more of the
            -----------------
following events or conditions shall constitute an "Event of Default":

          11.1.1. Payment of Obligations.  Borrower shall fail to pay on the due
                  ----------------------
date thereof any of the Revolver Loans or any other Obligations (whether due at stated maturity, on demand, upon acceleration or otherwise).

          11.1.2. Misrepresentations.  Any representation, warranty or other
                  ------------------
statement made or furnished to Lender by or on behalf of Borrower, any Subsidiary of Borrower or Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to
Section 8.2 hereof.

          11.1.3. Breach of Specific Covenants.  Borrower shall fail or
                  ----------------------------
neglect to perform, keep or observe any covenant contained in Sections 6.2, 6.3, 7.1.1, 9.1.1, 9.2 or 9.3 hereof on the date that Borrower is required to perform, keep or observe such covenant.

          11.1.4. Breach of Other Covenants. (i) Borrower shall fail or
                  -------------------------
neglect to perform, keep or observe any covenant contained in Section 7.2 or
9.1.3 and the breach of such covenant is not cured to Lender's satisfaction within 5 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower or (ii) Borrower shall fail or neglect to perform, keep or observe any other covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 11.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 30 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower; provided, however, that any such
                                                --------  -------
notice and opportunity to cure under this clause (ii) shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 30 day period, or which has been the subject of a prior failure within the preceding 180 days, or which is a willful and knowing breach by Borrower.

          11.1.5. Default Under Security Documents/Other Agreements.  Any
                  -------------------------------------------------
event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents, the Other Agreements or the GECC Documents and such default shall continue beyond any applicable cure or grace period.

          11.1.6. Other Defaults.  There shall occur any default or event of
                  --------------
default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Debt (other than the Obligations) if (i) such Debt is Subordinated Debt or (ii) the payment or maturity of such Debt in an amount exceeding $250,000 in the aggregate is accelerated in consequence of such event of default or demand for payment of such Debt is made.

          11.1.7. Uninsured Losses.  Any material loss, theft, damage or
                  ----------------
destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance.

          11.1.8. Solvency.  Any Obligor shall cease to be Solvent.
                  --------

          11.1.9. Insolvency Proceedings.  Any Insolvency Proceeding shall be
                  ----------------------
commenced by or against Borrower (and, if against Borrower, the continuation of such Insolvency Proceeding for more than 45 days), or Borrower shall make any offer of settlement, extension or composition to Borrower's unsecured creditors generally.

          11.1.10. Business Disruption; Condemnation.  There shall occur a
                   ---------------------------------
cessation of a substantial part of the business of Borrower, any Subsidiary of Borrower or any Guarantor for a period which may be reasonably expected to have a Material Adverse Effect; or Borrower, any Subsidiary of Borrower or any Guarantor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or such Guarantor which is necessary to the continued or lawful operation of its business; or Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower or any Guarantor leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any material part of the Collateral shall be taken through condemnation or the value of such Property shall be materially impaired through condemnation.

          11.1.11. Change of Ownership.  Parent shall cease to own and control,
                   -------------------
beneficially and of record, all of the issued and outstanding capital stock of Borrower.

          11.1.12. ERISA.  A Reportable Event shall occur which Lender, in its
                   -----
sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Subsidiary of Borrower or any Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

          11.1.13. Challenge to Loan Documents.  Borrower, any Subsidiary of
                   ---------------------------
Borrower or any Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

          11.1.14. Repudiation of or Default Under Guaranty Agreement.  Any
                   --------------------------------------------------
Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, shall repudiate such Guarantor's liability thereunder, or shall be in default under the terms thereof, or shall fail to confirm in writing, promptly after receipt of Lender's written request therefor, such Guarantor's ongoing liability under the Guaranty Agreement in accordance with the terms thereof.

          11.1.15. Criminal Forfeiture.  Borrower, any Subsidiary of Borrower
                   -------------------
or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, any Subsidiary of Borrower or any Guarantor.

          11.1.16. Judgment.  A judgment or order for the payment of money in an
                   --------
amount that exceeds the uncontested insurance available therefor by $250,000 or more shall be entered against the Borrower by any court and such judgment or order shall result in the creation of a Lien upon any asset of Borrower that is not a Permitted Lien.

      11.2.  ACCELERATION OF THE OBLIGATIONS.  Without in any way limiting the
             -------------------------------
right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement, upon or at any time after the occurrence of an Event of Default and for so long as such Event of Default shall exist, Lender may in its discretion declare the principal of and any accrued interest on the Loans and all other Obligations to be, whereupon the same shall become without further notice or demand (all of which further notice and demand Borrower expressly waives), forthwith due and payable and Borrower shall forthwith pay to Lender the entire principal of and accrued and unpaid interest on the Loans and other Obligations plus reasonable attorneys' fees and expenses
                                   ----
if such principal and interest are collected by or through an attorney-at-law. Notwithstanding the foregoing, upon the occurrence of an Event of Default specified in Section 11.1.9 hereof all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender and this Agreement shall automatically terminate as if terminated by Lender pursuant to Section 5.2.1 and with the effect set forth in Section 5.2.4 hereof.

      11.3.  OTHER REMEDIES.  Upon and after the occurrence of an Event of
             --------------
Default, and for so long as such Event of Default shall exist, Lender shall have and may exercise from time to time the following rights and remedies:

          11.3.1. All of the rights and remedies of a secured party under the UCC or under other Applicable Law, and all other legal and equitable rights and remedies to which Lender may be entitled under any of the Loan Documents, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

          11.3.2. The right to collect all amounts at any time payable to Borrower from any Account Debtor or other Person at any time indebted to Borrower.

          11.3.3. The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, then Borrower agrees not to charge Lender for storage thereof).

          11.3.4. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Applicable Law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that any requirement of notice to Borrower or any other Obligor of any proposed public or private sale or other disposition of Collateral by Lender shall be deemed reasonable notice thereof if given at least 10 days prior thereto, and such sale may be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale or other disposition of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to interest accrued with respect to any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower and each Guarantor shall remain jointly and severally liable to Lender therefor.

          11.3.5. The right to require Borrower to deposit with Lender funds equal to the LC Obligations and, if Borrower fails promptly to make such deposit, Lender may advance such amount as a Revolver Loan (whether or not an Out-of-Formula Condition exists or is created thereby). Any such deposit or advance shall be held by Lender as a reserve to fund future payments on the LC Guaranty. At such time as the LC Guaranty has been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

      11.4.  SETOFF.  In addition to any Liens granted under any of the Loan
             ------
Documents and any rights now or hereafter available under Applicable Law, Lender is hereby authorized by Borrower at any time that an Event of Default exists, without notice to Borrower or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but not including trust accounts)) and any other Debt at any time held or owing by Lender or its Affiliates to or for the credit or the account of Borrower against and on account of the Obligations of Borrower arising under the Loan Documents to Lender, including all Loans and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) Lender shall have made any demand hereunder or (ii) Lender shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured or (iii) the Collateral for the Obligations is adequate.

      11.5.  REMEDIES CUMULATIVE; NO WAIVER.
             ------------------------------

          11.5.1 All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained.

          11.5.2. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

          11.5.3. If Lender shall accept performance by Borrower, in whole or in part, of any obligation that Borrower is required by any of the Loan Documents to perform only when a Default or Event of Default exists, or if Lender shall exercise any right or remedy under any of the Loan Documents that may not be exercised other than when a Default or Event of Default exists, Lender's acceptance of such performance by Borrower or Lender's exercise of any such right or remedy shall not operate to waive any such Event of Default or to preclude the exercise by Lender of any other right or remedy.

SECTION 12.  MISCELLANEOUS

      12.1.  POWER OF ATTORNEY.  Borrower hereby irrevocably designates, makes,
            -----------------
constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of Borrower:

          12.1.1. At such time or times as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

          12.1.2. At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine:
(i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

      12.2.  INDEMNITY.  Borrower hereby agrees to indemnify and defend Lender
             ---------
and hold Lender harmless from and against any Claims against Lender as the result of Borrower's failure to observe, perform or discharge any of Borrower's duties hereunder. In addition, Borrower shall indemnify and defend Lender against and save Lender harmless from all Claims of any Person arising out of, related to, or with respect to any transactions entered into pursuant to this Agreement or any of the other Loan Documents or Lender's Lien upon any of the Collateral, excluding, however, Claims arising by reason of Lender's own gross negligence or intentional misconduct. Without limiting the generality of the foregoing, this indemnity shall extend to any Claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of Lender, but including, any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Lender or Obligor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation of any of the Obligations hereunder, by reason of any existing or hereafter enacted federal, state, foreign or local statute, rule or regulation, Borrower will pay (or will promptly reimburse Lender for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify, defend and hold Lender harmless from and against all liability in connection therewith. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 12.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

      12.3.  MODIFICATION OF AGREEMENT; SALE OF INTEREST. This Agreement may not
             -------------------------------------------
be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of the Obligations, this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignment. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee.

      12.4.  SEVERABILITY.  Wherever possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      12.5.  SUCCESSORS AND ASSIGNS.  This Agreement, the Other Agreements and
             ----------------------
the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under Section 12.3 hereof.

      12.6.  CUMULATIVE EFFECT; CONFLICT OF TERMS.  The provisions of the Other
             ------------------------------------
Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 4.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

      12.7.  EXECUTION IN COUNTERPARTS.  This Agreement may be executed in any
             -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

      12.8.  NOTICE.  All notices, requests and demands to or upon a party
             ------
hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or 3 Business Days after deposit in the U.S. mail, postage prepaid, or, in the case of facsimile transmission, when received at the office where the noticed party's telecopier is located, in each case addressed as follows:

          If to Lender:             Deutsche Financial Services Corporation
                                    3225 Cumberland Boulevard, Suite 700
                                    Atlanta, Georgia 30339
                                    Attention: Philip Porcher, IX
                                    Facsimile No.: 770.933.2993

                                    Deutsche Financial Services Corporation
                                    655 Merryville Centre Drive
                                    St. Louis, Missouri 63141
                                    Attention: General Counsel
                                    Facsimile No.: 314.523.3228

                                    With a courtesy copy to:
                                    -----------------------

                                    Parker, Hudson, Rainer & Dobbs LLP
                                    1500 Marquis Two Tower
                                    285 Peachtree Center Avenue, N.E.
                                    Atlanta, Georgia 30303
                                    Attention: Robert A. Crosby, Esq.
                                    Facsimile No.: 404.522.8409

          If to Borrower:           Premier Graphics, Inc.
                                    6075 Poplar Avenue, Suite 401
                                    Memphis, Tennessee 38119
                                    Attention: Lance T. Fair
                                    Facsimile No.: 901.685.3600

                                    With a courtesy copy to:
                                    -----------------------

                                    Baker, Donelson, Bearman & Caldwell
                                    165 Madison Avenue, Suite 2000
                                    Nashville, Tennessee 38103
                                    Attention: John A. Good, Esq.
                                    Facsimile No.: 901.577.2303

or to such other address as each party may designate for itself by notice given in accordance with this Section 12.8; provided, however, that any notice,
                                      --------  -------
request or demand to or upon Lender pursuant to Section 4.1.1 or 5.2.2 hereof shall not be effective until received by Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

      12.9.  LENDER'S CONSENT.  Whenever Lender's consent is required to be
             ----------------
obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

      12.10.  CREDIT INQUIRIES.  Borrower hereby authorizes and permits Lender
              ----------------
(but Lender shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

      12.11.  TIME OF ESSENCE.  Time is of the essence of this Agreement, the
              ---------------
Other Agreements and the Security Documents.

      12.12.  ENTIRE AGREEMENT; EXHIBITS AND SCHEDULES.  This Agreement and the
              ----------------------------------------
other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Each of the Exhibits and Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

      12.13.  INTERPRETATION.  No provision of this Agreement or any of the
              --------------
other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, drafted or dictated such provision.

     12.14. CONFIDENTIALITY.  Lender agrees to exercise reasonable efforts (and,
            ---------------
in any event, with at least the same degree of care as it ordinarily exercises with respect to confidential information of its other customers) to keep any confidential information delivered or made available by Borrower to it, including information obtained by Lender by reason of a visit or investigation by any Person contemplated in Section 9.1.1 hereof, confidential from any Person other than individuals employed or retained by Lender who are or are expected to become engaged in evaluating, approving, structuring, administering or otherwise giving professional advice with respect to any of the Loans or Collateral; provided, however, that nothing herein shall prevent Lender from disclosing such
--------  -------
confidential information (i) to any party to this Agreement from time to time or any Participant, (ii) pursuant the order of any court or administrative agency,
(iii) upon the request or demand of any regulatory agency or authority having jurisdiction over Lender, (iv) which has been publicly disclosed other than by an act or omission of Lender except as permitted herein, (v) to the extent reasonably required in connection with any litigation (with respect to any of the Loan Documents or any of the transactions contemplated thereby) to which Lender or its Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedies hereunder, (vii) to Lender's Affiliates, Lender's legal counsel and independent auditors, and (viii) to any actual or proposed Participant, assignee or other transferee of all or part of Lender's rights hereunder so long as such transferee has agreed in writing to be bound by the provisions of this Section.

      12.15.  GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN
              -------------------------------
NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN ATLANTA, GEORGIA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA: PROVIDED, HOWEVER, THAT IF ANY
                                                  --------  -------
OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN GEORGIA, THE LAWS OF SUCH

JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE
OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF GEORGIA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF
                  ----- --- ----------
SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

      12.16.  WAIVERS BY BORROWER.  TO THE FULLEST EXTENT PERMITTED BY
              -------------------
APPLICABLE LAW, BORROWER WAIVES (I) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (II) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (III) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (V) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL

RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, this Agreement has been duly executed in Atlanta, Georgia, on the day and year specified at the beginning of this Agreement.

                                    PREMIER GRAPHICS, INC.
                                    ("Borrower")

                                    By: /s/ Lance T. Fair
                                         Name: Lance T. Fair
                                         Title: Secretary


                                    ACCEPTED IN ATLANTA, GEORGIA:

                                    DEUTSCHE FINANCIAL SERVICES
                                    CORPORATION ("Lender")

                                    By: /s/ Conrad Lauten
                                       Name: Conrad Lauten
                                       Title: Senior Vice President

                                    LIBOR Lending Office:

                                    3225 Cumberland Boulevard
                                    Suite 700
                                    Atlanta, Georgia 30339

                                   EXHIBIT A
                                   ---------

                             FORM OF REVOLVER NOTE
                                                                 August 21, 1998
U.S. $15,000,000.00                                             Atlanta, Georgia

     FOR VALUE RECEIVED, the undersigned, PREMIER GRAPHICS, INC. ("Borrower"), a Delaware corporation, hereby unconditionally promises to pay to the order of DEUTSCHE FINANCIAL SERVICES CORPORATION (herein, together with any subsequent holder hereof, called the "Holder") the principal sum of $15,000,000 or such lesser sum as may constitute the outstanding principal amount of all Revolver Loans pursuant to the terms of the Loan Agreement (as defined below) on the date on which such outstanding principal amounts become due and payable pursuant to
Section 4.3 of the Loan Agreement, in strict accordance with the terms thereof. Borrower likewise unconditionally promises to pay to Holder interest from and after the date hereof on the outstanding principal amount of Revolver Loans at such interest rates, payable at such times, and computed in such manner as are specified in the Loan Agreement, in strict accordance with the terms thereof.

     This Revolver Note ("Note") is issued pursuant to, and is the "Note" referred to in, the Loan and Security Agreement dated the date hereof (as the same may be amended from time to time, the "Loan Agreement"), between Borrower and Holder is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

     The repayment of the principal balance of this Note is subject to the provisions of Section 4.3.1 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Loan Agreement as set forth in Section
5.2.4 of the Loan Agreement.

     All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

     Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in the Loan Agreement. Borrower agrees to pay, and save Holder harmless against, any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, if this Note is collected by or through an attorney-at-law.

     All principal amounts of Revolver Loans made by Holder to Borrower pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrower until paid in accordance with the terms of this Note and the Loan Agreement.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrower or inadvertently received by Holder, such excess sum shall be, at Borrower's option, returned to Borrower forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrower not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law.

     Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Holder, at its option, may enforce its rights against any Collateral securing this Note without Holder enforcing its rights against any Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Holder may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     The rights of Holder and obligations of Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal and delivered by its duly authorized officers on the date first above written.


                                    BORROWER:
                                    --------

ATTEST:                             PREMIER GRAPHICS, INC.

_________________________           By:____________________________________
Secretary                              Title:______________________________
[CORPORATE SEAL]

                                   EXHIBIT B

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]



                              __________________, 19__



Deutsche Financial Services Corporation
3225 Cumberland Boulevard
Suite 700
Atlanta, Georgia  30339



     The undersigned, the chief financial officer of Premier Graphics, Inc., a Delaware corporation ("Borrower"), gives this certificate to Deutsche Financial Services Corporation ("Lender") in accordance with the requirements of Section
9.1.3 of that certain Loan and Security Agreement dated August 21, 1998, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

          1. Based upon my review of the balance sheets and statements of income of Parent for the [fiscal year] [monthly period] ending
__________________, 19__, copies of which are attached hereto, I hereby certify that:

          (a)  EBITDA is $_________;

          (b) Fixed Charge Coverage Ratio is ____ to 1;

          (c)  Leverage Ratio is ____ to 1;

          (d) Capital Expenditures during the period and for the fiscal year to date total $__________ and $__________, respectively.

          2. No default exists on the date hereof under any lease covering business premises leased by Borrower, other than:
_________________________________ [if none, so state]; and

          3. No Default exists on the date hereof, other than: _____________ ________________________________________________ [if none, so state]; and

          4. No Event of Default exists on the date hereof, other than________ ____________________________________________________ [if none, so state].

          5. As of the date hereof, Borrower is current in its payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding Borrower's failure to pay or delay in payment of any such rent or other charges.

                              Very truly yours,



                              -------------------------------
                              Chief Financial Officer

                                   EXHIBIT C
                                   ---------

                          FORM OF NOTICE OF BORROWING

                          Date ______________, ______


Deutsche Financial Services Corporation
3225 Cumberland Boulevard
Suite 700
Atlanta, Georgia  30339
Attention: Loan Administration Officer
---------

     Re: Loan and Security Agreement dated August 21, 1998, by and between Premier Graphics, Inc. and Deutsche Financial Services Corporation (as at any time amended, the "Loan Agreement")

Gentlemen:

     This Notice of Borrowing is delivered to you pursuant to Section 3.1.1 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrower hereby requests a Revolver Loan in the aggregate principal amount of $______________ to be made on _____________, _____, and to consist of:

     Check as applicable: [ ] Prime Rate Loans in the aggregate principal amount of $_____________

             [ ] LIBOR Loans in the aggregate principal amount of $___________, with Interest Periods as follows:

               (i) As to $_____________, an Interest Period of ______ month(s);

               (ii) As to $_____________, an Interest Period of ______ months;

               (iii)  As to $_____________, an Interest Period of ______ months.

     Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and Borrower hereby certifies that no Default or Event of Default exists on the date hereof.

     Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized representative, this ______ day of _____________, _____.

                         ________________________________________

                         By:____________________________________

                               Title:_______________________________

                                   EXHIBIT D
                                   ---------

                   FORM OF NOTICE OF CONVERSION/CONTINUATION

                           Date ______________,______

Deutsche Financial Services Corporation
3225 Cumberland Boulevard
Suite 700
Atlanta, Georgia  30339
Attention: Loan Administration Officer
---------

     Re: Loan and Security Agreement dated August 21, 1998, by and between Premier Graphics, Inc. and Deutsche Financial Services Corporation (as at any time amended, the "Loan Agreement")


Gentlemen:

     This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.1.2 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrower hereby gives notice of its request as follows:

Check as applicable:

     [ ] A conversion of Loans from one Type to another, as follows:

          (i) The requested date of the proposed conversion is ______________, 19__ (the "Conversion Date");

          (ii) The Type of Loans to be converted pursuant hereto are presently __________________ [select either LIBOR Loans or Prime Rate Loans] in the principal amount of $_____________ outstanding as of the Conversion Date;

          (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is $_____________ (the "Conversion Amount");

          (iv) The Conversion Amount is to be converted into a ____________ [select either a LIBOR Loan or a Prime Rate Loan] (the "Converted Loan") on the Conversion Date.

          (v) [In the event Borrower selects a LIBOR Loan:] Borrower hereby requests that the Interest Period for such Converted Loan be for a duration of _____ [insert length of Interest Period].

     [ ] A continuation of LIBOR Loans for new Interest Period, as follows:

          (i) The requested date of the proposed continuation is _______________, 19__ (the "Continuation Date");

          (ii) The aggregate amount of the LIBOR Loans subject to such continuation is $__________________;

          (iii) The duration of the selected Interest Period for the LIBOR Loans which are the subject of such continuation is: _____________ [select duration of applicable Interest Period];

     Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and certifies that no Default or Event of Default exists on the date hereof.

     Borrower has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized representative, this _______ day of ______________, 19__.

                         ________________________________


                         By:____________________________________

                            Title:______________________________

                                   EXHIBIT E

                      LETTER OF CREDIT PROCUREMENT REQUEST



Deutsche Financial Services Corporation
Suite 700
3225 Cumberland Boulevard
Atlanta, Georgia 30339
Attention: Office Head


     This Letter of Credit Procurement Request is delivered to you pursuant to the Loan and Security Agreement, dated August 21, 1998, among Premier Graphics, Inc., a Delaware corporation (the "Borrower"), and Deutsche Financial Services Corporation (the "Lender"), as the same may be amended, supplemented, restated or otherwise modified from time to time (the "Loan Agreement"). Unless otherwise defined herein, terms used herein have the meanings assigned to them in the Loan Agreement.

     Borrower hereby requests Lender to join in the execution of an LC Application for the issuance of a Letter of Credit by Bank, as follows,

 (1)    Amount of Letter of Credit:             $_____________________
 (2)    Issuance Date:                           _____________________
 (3)    Beneficiary's Name:                      _____________________
 (4)    Beneficiary's Address:                   _____________________
                                                 _____________________
                                                 _____________________
                                                 _____________________
                                                 _____________________
 (5)    Expiry Date:                             _____________________
 (6)    Draw Conditions:                         _____________________
                                                 _____________________
                                                 _____________________
                                                 _____________________

 (7)  Single draw [ ] or Multiple draw [ ]

 (8)  Purpose of Letter of Credit:
      ______________________
      ______________________
      ______________________
      ______________________
      ______________________

     Attached hereto is the Bank's form of LC Application, completed with the details of the Letter of Credit requested herein.

     Borrower hereby certifies that each of the LC Conditions is now, and will on the date of issuance of the Letter of Credit, be satisfied in all respects and that no Default or Event of Default exists. Borrower hereby ratifies and reaffirms all of the Loan Documents and Obligations arising thereunder.

     IN WITNESS WHEREOF, Borrower has caused this Letter of Credit Procurement Request to be executed and delivered by its duly authorized officer, this ___ day of _________________, ____.


                         PREMIER GRAPHICS, INC.
                         ("Borrower")


                         By: ____________________________________
                         Name: _________________________________
                         Title: __________________________________

                                   EXHIBIT F
                                   ---------

                          OPINION LETTER REQUIREMENTS



     With respect to Borrower and each Guarantor, Borrowers' counsel's opinion letter should address the following in a manner satisfactory to Lender:

1. Borrower's and each Guarantor's due incorporation, valid existence, good standing and qualification as a foreign corporation.

2.   Corporate name of Borrower and each Guarantor.

3. Borrower and each Guarantor's corporate power to execute, deliver and perform the Loan Documents to which it is a party.

4. Borrower and each Guarantor's due authorization to execute, deliver and perform the Loan Documents, and their due execution and delivery thereof.

5. Borrower and each Guarantor's execution, delivery and performance of the Loan Documents do not (a) violate the articles or bylaws, (b) cause a breach or default under any agreement, (c) violate any law, regulation, judgment or order, or (d) result in or require a Lien or other encumbrance other than in favor of Lender.

7. The Loan Documents as legal, valid and binding obligations, enforceable against all Obligors in accordance with their respective terms, subject to standard bankruptcy and other creditor's rights and equity exceptions.

8. Counsel's lack of knowledge of litigation or other proceedings, except as disclosed in Loan Agreement.

9. Absence of any registration, filing, consent or approval requirement of governmental authority in connection with the execution, delivery and performance of the Loan Documents.

10. Non-violation by the Loan Documents of any Applicable Laws relating to interest or usury.

11. Due payment of all applicable taxes and fees required to be paid in connection with the Loans, the Loan Documents, UCC-1 financing statements and other Security Documents.

12. Creation in favor of Lender of a duly perfected security interest in the Collateral described in the Security Documents.

13. Absence of violation of Section 7 of the Securities Exchange Act of 1934, as amended, any regulations issued pursuant thereto, or regulations G, T, U and X of the Board of Governors of the Federal Reserve System, by the transactions contemplated by the Loan Documents.

14. Absence of requirement under the laws of applicable states for Lender to qualify in such states to enter into or enforce the provisions of the Loan Documents.

                                 SCHEDULE 7.1.1

                               BUSINESS LOCATIONS


1.   Borrower currently has the following business locations, and no others:

    Chief Executive Office:

         6075 Poplar Avenue, Suite 401
         Memphis, Tennessee 38119

    Other Locations:

    1.   B&M Division (Lease)
         2500 Lamar Avenue
         Memphis, Tennessee 38114

    2.   Lithograph Printing Company (Lease)
         4222 Pilot Drive
         Memphis, Tennessee 38118

    3.   Argus Press Division (Lease)
         7440 N. Natchez Avenue
         Niles, Illinois 60648

    4.   Phoenix Division (Lease)
         5664 New Peachtree Road
         Atlanta, Georgia 30341

    5.   King Mailing Division (Lease)
         5588 New Peachtree Road
         Chamblee, Georgia

    6.   Jones Printing Company, Inc. Division (Lease)
         1907 Crutchfield Street
         Chattanooga, Tennessee 37486

    7.   Hederman-Arkansas Division (Lease)
         Lyon Building
         401 W. Capitol
         Little Rock, Arkansas

    8.   Hederman-Mississippi Division (Lease)
         500 Steed Road at I-55 North
         Ridgeland, Mississippi 39158

    9.   Phillips Division
         807 Old Missouri Road
         Spingdale, Arkansas 72674

    10.  Phillips Division (Warehouse)
         1845 Turnbow Avenue
         Springdale, Arkansas 72764

    11.  McQuiddy Division
         711 Spence Lane
         Nashville, Tennessee 37217

    12.  Sutherland Companies Division - Iowa
         525 North Front Street
         Montezuma, Iowa 50171

    13.  Sutherland Division - Missouri
         2160 Industrial Court North
         Ozark, Missouri 65721

    14.  Blackwell Lithographers
         120 Lake Drive
         Ridgeland, Mississippi 39218

2. Borrower maintains its books and records relating to Accounts and General Intangibles at:

         6075 Poplar Avenue, Suite 401
         Memphis, Tennessee 38119

3. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:

         None

4. Each Subsidiary currently has the following business locations, and no others:

         Premier Graphics, Inc. has no subsidiaries

    Chief Executive Office:   Not Applicable

    Other Locations:          Not Applicable

5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

         Premier Graphics, Inc. has no subsidiaries


6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

         Premier Graphics, Inc. has no subsidiaries

7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or one of its Subsidiaries:

=============================================================================================
 Name and Address of Party   Nature of Relationship  Amount of Inventory  Owner of Inventory
---------------------------------------------------------------------------------------------
Not Applicable
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

=============================================================================================

                                 SCHEDULE 8.1.1

                        JURISDICTIONS IN WHICH BORROWER
                              AND ITS SUBSIDIARIES
                         ARE AUTHORIZED TO DO BUSINESS


         Name of Entity                           Jurisdictions
         --------------                           -------------

         Premier Graphics, Inc.                   Delaware (Domestic)
                                                  Arkansas
                                                  Georgia
                                                  Illinois
                                                  Iowa
                                                  Mississippi
                                                  Missouri
                                                  Tennessee

         [Premier Graphics, Inc. has no subsidiaries]

                                 SCHEDULE 8.1.4

                               CAPITAL STRUCTURE

1. The classes and number of authorized shares of Borrower and each Subsidiary and the record owner of such shares are as follows:

Borrower:
--------

==========================================================================================
                     Number of Shares                               Number of Shares
 Class of Stock   Issued and Outstanding      Record Owners      Authorized but Unissued
------------------------------------------------------------------------------------------
Common                     100             Master Graphics, Inc.           900
------------------------------------------------------------------------------------------

==========================================================================================

Subsidiaries:
------------


==========================================================================================
                     Number of Shares                               Number of Shares
 Class of Stock   Issued and Outstanding      Record Owners      Authorized but Unissued
------------------------------------------------------------------------------------------
 Not Applicable
------------------------------------------------------------------------------------------

==========================================================================================

2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:

         None

3. The correct name and jurisdiction of incorporation of each Subsidiary of Borrower and the percentage of its issued and outstanding shares owned by Borrower are as follows:

==========================================================================================
                                                                Percentage of Shares
             Name                Jurisdiction of Incorporation    Owned by Borrower
------------------------------------------------------------------------------------------
 Premier Graphics, Inc. has no
 subsidiaries
------------------------------------------------------------------------------------------

==========================================================================================

4. The name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

         None

                                 SCHEDULE 8.1.5

                                CORPORATE NAMES

1. Borrower's correct corporate name, as registered with the Secretary of State of the State of Delaware, is:

         Premier Graphics, Inc.

2.   In the conduct of its business, Borrower has used the following names:

         Premier Graphics of Tennessee, Inc.
         Lithograph Printing Company of Memphis
         Blackwell Lithographers
         B&M Printing
         The Argus Press
         Jones Printing Company, Inc.
         Jones Colourworks, Inc.
         Phoenix Communications
         King Mailing Services
         McQuiddy Printing Company
         Hederman Brothers
         Sutherland Companies

3. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:

         Not Applicable

4. In the conduct of its business, each Subsidiary has used the following names:

         Not Applicable

                                SCHEDULE 8.1.13

                   TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES

              Subsidiary                          Number
              ----------                          ------


                                 NOT APPLICABLE
                   Premier Graphics, Inc. has no subsidiaries

                                SCHEDULE 8.1.15

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.   Borrower's and its Subsidiaries' patents:

==========================================================================
                   Status in    Federal Registration  Registration
Patent    Owner  Patent Office         Number             Date
--------------------------------------------------------------------------
None
--------------------------------------------------------------------------

==========================================================================

2.   Borrower's and its Subsidiaries' trademarks:

=====================================================================================
                              Status in       Federal Registration   Registration
Trademark        Owner     Trademark Office           Number             Date
-------------------------------------------------------------------------------------
Miscellaneous    Premier      Registered            1194092          April 20, 1982
 Design          Graphics,
                 Inc.
-------------------------------------------------------------------------------------

=====================================================================================

3.   Borrower's and its Subsidiaries' copyrights:

=============================================================================
                        Status in      Federal Registration  Registration
Copyrights    Owner  Copyright Office         Number             Date
-----------------------------------------------------------------------------
None
-----------------------------------------------------------------------------

=============================================================================

4. Borrower's and its Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

==================================================================
Name of License    Nature of License  Licensor  Term of License
------------------------------------------------------------------
None
------------------------------------------------------------------

==================================================================

                                SCHEDULE 8.1.18

             CONTRACTS RESTRICTING BORROWER'S RIGHT TO INCUR DEBTS


    Contracts that restrict the right of Borrower to incur Debt:

================================================================================================
Title of Contract       Identity of Parties         Nature of Restriction     Term of Contract
------------------------------------------------------------------------------------------------
Loan and Security    Premier Graphics, Inc.,     Prohibition against          August, 2003
 Agreement           Master Graphics, Inc. and   incurring debt other than
                     General Electrics Capital   itemized types of debt and
                     Corporation, as Agent       listed debt including debt
                                                 to Deutsche Financial
                                                 Services Corporation
------------------------------------------------------------------------------------------------

================================================================================================

     NOTE: THIS SCHEDULE ASSUMES THAT THE GECC LOAN MODIFICATION WILL CLOSE
                   SIMULTANEOUSLY WITH THE DEUTSCHE CLOSING.

                                SCHEDULE 8.1.19

                                   LITIGATION


1. Actions, suits, proceedings and investigations pending against Borrower or any Subsidiary:


=============================================================================================================
Title of Action                   Nature of Action          Complaining Parties     Jurisdiction or Tribunal
-------------------------------------------------------------------------------------------------------------

None other than those
 which occur during the
 normal course of
 business and are handled
 and covered by
 Borrower's insurance
 carrier and
-------------------------------------------------------------------------------------------------------------
Keith Proesch, Plaintiff      The nature of the action    Keith Proesch, Plaintiff    Pulaski County, Iowa
 v. Sutherland Printing       is slander.  The Company
 Company and Richard          believes that it is not
 Doll in this Individual      material.
 Capacity and his Officer
 Capacity
=============================================================================================================

2. The only threatened actions, suits, proceedings or investigations of which Borrower or any Subsidiary is aware are as follows:

              None

                                SCHEDULE 8.1.21

                               CAPITALIZED LEASES

Borrower and its Subsidiaries have the following capitalized leases:

=================================================================================================
Lessee                               Lessor                Term of Lease       Property Covered
-------------------------------------------------------------------------------------------------
Premier Graphics, Inc. -    American National Bank &        60 Months -           Heidelberg
 Argus Division             Trust Company of Chicago         September,             Binder
                                                               2002               Equipment
-------------------------------------------------------------------------------------------------

=================================================================================================


                                OPERATING LEASES

Borrower and its Subsidiaries have the following operating leases:

=======================================================================================================
Lessee                              Lessor                Term of Lease            Property  Covered
-------------------------------------------------------------------------------------------------------
Master Graphics, Inc.       Crescent Center          60 Months - February      6075 Poplar Avenue
 (Corporate Offices of      Limited                  28, 2003                  Memphis, Tennessee
 Parent Company of          Partnership                                        38119
 Premier Graphics, Inc.)
-------------------------------------------------------------------------------------------------------
Premier Graphics, Inc.      John P. Miller           10 Years - November 30,   2500 Lamar Avenue
                                                     2002                      Memphis, Tennessee
                                                                               38114
-------------------------------------------------------------------------------------------------------
Premier Graphics, Inc.      Graphic Development      10 Years - July 31, 2004  4222 and 4240 Pilot Drive
                            Company, Inc.                                      Memphis, Tennessee


Premier Graphics, Inc.      LaSalle National Bank    10 Years - December 31,   7440 Natchez
                                                     2002                      Niles, Illinois 60648


Premier Graphics, Inc.      RFTA Associates, LTD     6 Years - April 30, 2001  5664 New Peachtree Road
                                                                               Chamblee, Georgia 30341

Premier Graphics, Inc.      RSH Properties, LLC      5 Years - October 31,     5588 New Peachtree Road
                                                     2002                      Chamblee, Georgia 30341


Premier Graphics, Inc.      Wendell Burns            10 Years - December 5,    2205 Dodson Avenue
                                                     2007                      Chattanooga, Tennessee
                                                                               37486

Premier Graphics, Inc.      Arrowhead Real Estate,   10 Years - February 28,   500 Steed Road at I-55 N
                            LLC                      2008                      Ridgeland, Mississippi
                                                                               39158

=======================================================================================================
Lessee                              Lessor                Term of Lease            Property  Covered
Premier Graphics, Inc.      FL Building Corp.        Year to Year              401 W. Capitol
                                                                               Little Rock, Arkansas
                                                                               72203
Premier Graphics, Inc.      Phil Phillips, Jr.       10 Years - March 31,      807 Old Missouri Road
                                                     2008                      Springdale, Arkansas
                                                                               72764
=======================================================================================================

                                SCHEDULE 8.1.22

                                 PENSION PLANS

Borrower and its Subsidiaries have the following Plans:

==================================================================================
Party                                           Type of Plan
----------------------------------------------------------------------------------
Hederman Brothers, Inc.    Pension Plan
----------------------------------------------------------------------------------
Jones Printing Division    GCIU Employer Retirement Fund (multiemployer plan
                           covering certain employees of Jones Printing Division)
----------------------------------------------------------------------------------
Subsidiaries - None
----------------------------------------------------------------------------------

==================================================================================

                                SCHEDULE 8.1.24

             COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES


1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements:

=====================================================================
Type of Agreement           Parties          Term of Agreement
---------------------------------------------------------------------
Jones Printing Division    Employees  Collective Bargaining Agreement
---------------------------------------------------------------------

=====================================================================


2. Material grievances, disputes of controversies with employees are as follows:

===============================================================
Parties Involved    Nature of Grievance, Dispute or Controversy
---------------------------------------------------------------
None
---------------------------------------------------------------

===============================================================


3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:


====================================
Parties Involved    Nature of Matter
------------------------------------
None
------------------------------------

====================================

                                 SCHEDULE 9.2.5

                                PERMITTED LIENS

========================================================================================================================
                      Debtor/Secured Party                                               Nature of Lien
------------------------------------------------------------------------------------------------------------------------
1.  Secured Party:                                                    Accounts, Chattel Paper, Contracts,
   a) GECC                                                            Documents, General Intangibles, Instruments,
         4 North Park Drive, 5th Floor                                Inventory, Equipment, Intellectual Property,
         Cockeysville Hunt Valley, MD 21030                           Investment Property

     b) GECC, (Itself and as Agent)
          777 Long Ridge Road
          Building B, 1st Floor
          Stanford, CT

     c) GECC, (Itself and as Agent)
          777 Long Ridge Road
          Building B, 1st Floor
          Stanford, CT

     Debtors: Premier Graphics, Inc.; Premier Graphics of
      Tennessee, Inc.; Master Graphics, Inc.; Master Printing;
      B&M Printing, Inc.; B&M Printing; Lithograph Printing
      Company of Memphis, Inc.; Lithograph Printing Company;
      Blackwell Lithographers, Inc.; Sutherland Printing, Inc.;
      Hederman Brothers, Inc.; McQuiddy Printing Company;
      Digital Spectrum, LLC; Sutherland Companies; Sutherland
      Printing; The Argus Press, Inc.; The Argus Press; Argus;
      Phoenix Communications, Inc.; King Mailing Services,
      Inc.; Jones Printing Company, Inc.; Jones Colorworks;
      Jones Colourworks, Inc.; Jones Colourworks

     #972047378/June 17, 1997
        Tennessee Secretary of State
------------------------------------------------------------------------------------------------------------------------
2.  Secured Party:                                                    Accounts, Chattel Paper, Contracts, Documents,
   a) GECC                                                            General Intangibles, Instruments, Inventory,
         4 North Park Drive, 5th Floor                                Equipment, Intellectual Property, Investment
         Cockeysville Hunt Valley, MD 21030                           Property

     b) GECC, (Itself and as Agent)
          777 Long Ridge Road
          Building B, 1st Floor
          Stanford, CT

========================================================================================================================
                      Debtor/Secured Party                                               Nature of Lien
------------------------------------------------------------------------------------------------------------------------

     c) GECC, (Itself and as Agent)
          777 Long Ridge Road
          Building B, 1st Floor
          Stanford, CT

     Debtors: Premier Graphics, Inc.; Premier Graphics of
      Tennessee, Inc.; Master Graphics, Inc.; Master Printing;
      B&M Printing, Inc.; B&M Printing; Lithograph Printing
      Company of Memphis, Inc.; Lithograph Printing Company;
      Blackwell Lithographers, Inc.; Sutherland Printing, Inc.;
      Hederman Brothers, Inc.; McQuiddy Printing Company;
      Digital Spectrum, LLC; Sutherland Companies; Sutherland
      Printing; The Argus Press, Inc.; The Argus Press; Argus;
      Phoenix Communications, Inc.; King Mailing Services,
      Inc.; Jones Printing Company, Inc.; Jones Colorworks;
      Jones Colourworks, Inc.; Jones Colourworks

     #GR9375/June 18, 1997
        Shelby County, Tennessee

3.  Holder: GECC                                                      Open-end leasehold Deed of Trust with Security
     4 North Park Drive, 5th Floor                                    Agreement, Financing Statement for Fixture
        Cockeysville Hunt Valley, MD 21030                            Filing and Assignment of Rents

     Grantor: Premier Graphics, Inc.

     #GS0900/June 23, 1997
        Shelby County, Tennessee



4.  Secured Party:                                                    Accounts, Chattel Paper, Contracts, Documents,
   a) GECC                                                            General Intangibles, Instruments, Inventory,
         4 North Park Drive, 5th Floor                                Equipment, Intellectual Property, Investment
         Cockeysville Hunt Valley, MD 21030                           Property

     b) GECC, (Itself and as Agent)
          777 Long Ridge Road
          Building B, 1st Floor
          Stanford, CT

     c) GECC, (Itself and as Agent)
          777 Long Ridge Road
          Building B, 1st Floor
          Stanford, CT

     Debtors: Premier Graphics, Inc.; Premier Graphics of
      Tennessee, Inc.; Master Graphics, Inc.; Master Printing;

========================================================================================================================
                      Debtor/Secured Party                                               Nature of Lien
------------------------------------------------------------------------------------------------------------------------

      B&M Printing, Inc.; B&M Printing; Lithograph Printing
      Company of Memphis, Inc.; Lithograph Printing Company;
      Blackwell Lithographers, Inc.; Sutherland Printing, Inc.;
      Hederman Brothers, Inc.; McQuiddy Printing Company;
      Digital Spectrum, LLC; Sutherland Companies; Sutherland
      Printing; The Argus Press, Inc.; The Argus Press; Argus;
      Phoenix Communications, Inc.; King Mailing Services,
      Inc.; Jones Printing Company, Inc.; Jones Colorworks;
      Jones Colourworks, Inc.; Jones Colourworks

     #0441997012462/December 11, 1997
        Dekalb County, Georgia

5.  Secured Party: Polychrome Corporation                             Equipment (PMPC-32-XT 32" Automatic Plate
        222 Bridge Plaza South                                        Processors (2))
        Ft. Lee, NJ 07024

       Debtor: Phoenix Communications

       #060199605424/March 20, 1996
       Fulton County, Georgia


6.  Secured Party: Polychrome Corporation                             Equipment (Kodak Digital Approval Proofing
        222 Bridge Plaza South                                        System)
        Ft. Lee, NJ 07024

       Debtor: Phoenix Communications

       #060199607178/April 15, 1996
       Fulton County, Georgia


7.  Secured Party: AT&T Capital Leasing Services Inc.                 True Lease (Equipment).  Notice Purposes Only.
        550 Cochituate Rd., P.O. Box 9104
        Framingham, MA 01701

        Debtor: King Mailing Services, Inc.

        #007-97-007422/October 17, 1997
        Barrow County, Georgia

8.  Secured Party: AT&T Capital Leasing Services Inc.                 True Lease (Equipment).  Notice Purposes Only.
        550 Cochituate Rd., P.O. Box 9104
        Framingham, MA 01701

        Debtor: King Mailing Services, Inc.

========================================================================================================================
                      Debtor/Secured Party                                               Nature of Lien
------------------------------------------------------------------------------------------------------------------------

        #007-97-006526/September 12, 1997
        Barrow County, Georgia

9.  Secured Party: American National Bank and Trust                   Equipment
        Company of Chicago
        33 North LaSalle Street
        Chicago, Illinois 60690

        Debtor: The Argus Press, Inc.

        #2099322/February 3, 1986
        Illinois Secretary of State

10.  Secured Party: American National Bank and Trust                  Equipment
        Company of Chicago
        33 North LaSalle Street
        Chicago, Illinois 60690

        Debtor: The Argus Press, Inc.

        #2257958/March 23, 1987
        Illinois Secretary of State

11.  Secured Party: American National Bank and Trust                  Equipment
        Company of Chicago
        33 North LaSalle Street
        Chicago, Illinois 60690

        Debtor: The Argus Press, Inc.

        #2529699/January 31, 1989
        Illinois Secretary of State

12.  Secured Party: American National Bank and Trust                  Equipment
        Company of Chicago
        33 North LaSalle Street
        Chicago, Illinois 60690

        Debtor: The Argus Press, Inc.

        #2584865/June 9, 1989
        Illinois Secretary of State

13.  Secured Party: American National Bank and Trust                  Equipment
        Company of Chicago
        33 North LaSalle Street
        Chicago, Illinois 60690

========================================================================================================================
                      Debtor/Secured Party                                               Nature of Lien
------------------------------------------------------------------------------------------------------------------------

        Debtor: The Argus Press, Inc.

        #2612095/August 21, 1989
        Illinois Secretary of State

14.  Secured Party: Graphic Color Corporation                         Equipment
        750 Arthur Avenue
        Elk Grove Village, Illinois 60007

        Debtor: The Argus Press, Inc.

        #3297067/April 18, 1994 (Copy hard to read - Compare
         filing information with original copy)
        Illinois Secretary of State

15.  Consignor: Kohl & Madden Printing Ink                            Consignment of Inventory
        750 Arthur Avenue
        Elk Grove Village, Illinois 60007

        Consignee: The Argus Press, Inc.

        #3491984/January 11, 1996
        Illinois Secretary of State

16.  Consignor: Kohl & Madden Printing Ink                            Consignment of Equipment
        750 Arthur Avenue
        Elk Grove Village, Illinois 60007

        Consignee: The Argus Press, Inc.

        #3491985/January 11, 1996
        Illinois Secretary of State

17.  Consignor: D.S. America, Inc.                                    Equipment
        5110 Tollview Drive
        Rolling Meadows, Illinois 60008

       Consignee: The Argus Press, Inc.

       #3552091/June 11, 1998
       (Copy hard to read - Compare filing information with
        original copy)
       Illinois Secretary of State

18.  Secured Party: American National Bank & Trust                    Equipment Lease
       Company of Chicago

========================================================================================================================
                      Debtor/Secured Party                                               Nature of Lien
------------------------------------------------------------------------------------------------------------------------

       3955 Orchard Hill Place Drive
       Suite 340
       Novi, MI 48375

       Debtor: The Argus Press, Inc.

       #3574723/August 6, 1996
       Illinois Secretary of State

19.  Secured Party:                                                   Accounts, Chattel Paper, Contracts, Documents,
     GECC                                                             General Intangibles, Instruments, Inventory,
     4 North Park Drive, 5th Floor                                    Equipment, Intellectual Property, Investment
     Cockeysville Hunt Valley, MD 21030                               Property

     Debtors: Premier Graphics, Inc.; Premier Graphics of
     Tennessee, Inc.; Master Graphics, Inc.; Master Printing;
     B&M Printing, Inc.; B&M Printing; Lithograph Printing
     Company of Memphis, Inc.; Lithograph Printing Company;
     Blackwell Lithographers, Inc.; Sutherland Printing, Inc.;
     Hederman Brothers, Inc.; McQuiddy Printing Company;
     Digital Spectrum, LLC; Sutherland Companies; Sutherland
     Printing; The Argus Press, Inc.; The Argus Press; Argus;
     Phoenix Communications, Inc.; King Mailing Services,
     Inc.; Jones Printing Company, Inc.; Jones Colorworks;
     Jones Colourworks, Inc.; Jones Colourworks

     #3738694/September 11, 1997
        Illinois Secretary of State

29.  Secured Party: Full Photo Film, USA, Inc.                        Equipment
        555 Taxter Road
        Elmsford, NY 10523

        Debtor: Argus Press, Inc.

        #3836507/April 20, 1998
        Illinois Secretary of State

30.  Secured Party: American National Bank & Trust                    Equipment Lease - Notice Purposes Only
     Company of Chicago
        660 Woodward Avenue, Suite 200
        Equipment Leasing Department,
        Detroit, MI 48226

        Debtor: Premier Graphics, Inc.

========================================================================================================================
                      Debtor/Secured Party                                               Nature of Lien
------------------------------------------------------------------------------------------------------------------------
        #3778533/December 23, 1997
        Illinois Secretary of State
31.  Lessor: AT&T Credit Corporation                                  Equipment Lease
        2 Gatehall Drive
        Parsippany, NJ 07054

        Debtor: Premier Graphics, Inc.

        #3801337/February 13, 1998
        Illinois Secretary of State

32.  GECC                                                             various mortgage liens, security title and
                                                                      assignments of rent and leases in respect of real
                                                                      Property of Borrower

========================================================================================================================